                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant [x]


      Filed by a Party other than the Registrant [ ]
      Check the appropriate box:

      [x] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PACIFIC HORIZON FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [x]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.
      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials.

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
      [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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
                           PACIFIC HORIZON FUNDS, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809


Dear Shareholder:

      You are cordially invited to attend an Annual Meeting of Shareholders of Pacific Horizon Funds, Inc. (the "Company") to be held on Friday, June 19, 1998 at 9:00 a.m., Eastern Time, at 400 Bellevue Parkway, Wilmington, Delaware.

      At the Meeting, shareholders will be asked to vote on the following matters: (1) election of directors, (2) approval or disapproval of an advisory agreement between the Company and Robertson, Stephens & Company Investment Management, L.P. (an indirect wholly-owned subsidiary of BankAmerica Corporation), (3) approval or disapproval of an amendment to the Company's Charter, (4) approval or disapproval of changes to the fundamental investment objectives, policies and/or limitations of each fund of the Company, and (5) ratification or rejection of the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending February 28, 1999.

      Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose.

      We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.


                                    Sincerely yours,


                                    Dr. Cornelius J. Pings
                                    President

          SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY
                        CARD(S) IN THE ENCLOSED ENVELOPE.

                           PACIFIC HORIZON FUNDS, INC.
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ------------

                                                                  April __, 1998


To the Shareholders of
  Pacific Horizon Funds, Inc.


      An Annual Meeting of Shareholders of Pacific Horizon Funds, Inc. (the "Company") will be held on June 19, 1998, at 9:00 A.M. Eastern Time, at the offices of the Company at 400 Bellevue Parkway, Wilmington, Delaware. The Funds of the Company are: Prime Fund, Treasury Fund, Treasury Only Fund, Government Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund, Intermediate Bond Fund, Corporate Bond Fund, U.S. Government Securities Fund, Capital Income Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Short Term Government Fund, Asset Allocation Fund, Blue Chip Fund, International Equity Fund and Aggressive Growth Fund. The Meeting will be held for the following purposes:

            (1) To elect Messrs. Leonard B. Auerbach, Edward S. Bottum, Douglas
      B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, James K. Peterson, Andrew P. Pilara, Jr. and Cornelius J. Pings, Directors of the Company;

            (2) With respect to each Fund except the Blue Chip and Intermediate Bond Funds, to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P. (an indirect, wholly-owned subsidiary of BankAmerica Corporation);

            (3) To approve or disapprove an amendment to the Company's Charter;

            (4) To approve or disapprove changes to the following fundamental investment limitations of each Fund of the Company:

                  (a)   limitation on underwriting of securities;

                  (b)   limitation on real estate transactions;

                  (c)   limitation on commodity transactions;

                  (d)   limitation on industry concentration;

                  (e)   limitation on lending;

                  (f) limitation on borrowing and issuance of senior securities; and

                  (g)   limitation on issuer concentration.

            (5) To approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

                  (a) with respect to each Fund, the limitation on short sales and purchasing securities on margin;

                  (b) with respect to the National Municipal Bond, Aggressive Growth, California Tax-Exempt Bond, Prime, Treasury and California Tax-Exempt Money Market Funds, the limitation on purchasing securities of companies for the purpose of exercising control;

                  (c) with respect to each Fund except the Government and Treasury Only Funds, the limitation on purchasing securities of other investment companies;

                  (d) with respect to each Fund except the Aggressive Growth, Short Term Government, Prime, Treasury, Government and Treasury Only Funds, the limitation on put, call, straddle and spread transactions;

                  (e) with respect to each Fund except the National Municipal Bond, International Equity, Corporate Bond, Short Term Government and California Tax-Exempt Money Market Funds, the limitation on illiquid securities;

                  (f) with respect to the Intermediate Bond, Blue Chip and Asset Allocation Funds, the limitation on transactions in certain securities by Board members;

                  (g) with respect to the U.S. Government Securities, Capital Income, California Tax- Exempt Bond and California Tax-Exempt Money Market Funds, the limitation on unseasoned issuers;

                  (h) with respect to the Aggressive Growth Fund, the policy on investment in equity securities;

                  (i) with respect to the U.S. Government Securities Fund, the policy with respect to investment in certificates of the Government National Mortgage Association ("GNMA");

                  (j) with respect to the Capital Income Fund, the policy with respect to investment in convertible securities;

                  (k) with respect to the California Tax-Exempt Bond Fund, the policy with respect to investment in California municipal securities;

                  (l) with respect to the Tax-Exempt Money Fund, the policy with respect to investments in municipal securities; and

                  (m) with respect to the California Tax-Exempt Money Market Fund, the policy with respect to investments in California municipal securities;

            (6) To approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective of the following funds: National Municipal Bond, International Equity, Corporate Bond, Intermediate Bond, Blue Chip, Asset Allocation, Aggressive Growth, U.S. Government Securities, Capital Income, California Tax-Exempt Bond, Short-Term Government, Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds;

            (7) To approve or disapprove a new fundamental investment limitation of the Prime Fund with regard to industry concentration (Prime Fund only);

            (8) To ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending February 28, 1999; and

            (9) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on March 24, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                    By Order of the Board of Directors



                                    W. BRUCE McCONNEL, III
                                    Secretary

                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JUNE 19, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                           PACIFIC HORIZON FUNDS, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809


                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Horizon Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders of the Company to be held at 400 Bellevue Parkway, Wilmington, Delaware, on June 19, 1998, at 9:00 A.M. Eastern Time (such meeting and any adjournment thereof is referred to as the "Meeting"). The Funds of the Company are the Prime Fund, Treasury Fund, Treasury Only Fund, Government Fund, Tax-Exempt Money Fund, California Tax-Exempt Money Market Fund, Intermediate Bond Fund, Corporate Bond Fund, U.S. Government Securities Fund, Capital Income Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Short Term Government Fund, Asset Allocation Fund, Blue Chip Fund, International Equity Fund and Aggressive Growth Fund (each a "Fund" and collectively, the "Funds"). It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, personal interview or the Internet. In connection with the solicitation of certain shareholders, the Company's service contractors have retained D.F. King to assist in the solicitation of proxies and to tabulate votes returned at a cost of approximately $140,000. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about April __, 1998.

      The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                 PROPOSAL                          SHAREHOLDERS SOLICITED
                 --------                          ----------------------

1.  To elect Messrs. Leonard B. Auerbach,    The Shareholders of all Funds of
    Edward S. Bottum, Douglas B.             the Company will vote together.
    Fletcher, John W. Glynn, Jr., Robert
    E. Greeley, James K. Peterson, Andrew
    P. Pilara, Jr., and Cornelius J.
    Pings, Directors of the Company.

                 PROPOSAL                          SHAREHOLDERS SOLICITED
                 --------                          ----------------------

2.  To approve or disapprove a new           The shareholders of each Fund,
    Investment Advisory Agreement between    except the Blue Chip and
    the Company and Robertson, Stephens &    Intermediate Bond Funds (which
    Company Investment Management, L.P.      will not vote), will vote
    (an indirect, wholly-owned subsidiary    separately on a Fund by Fund
    of BankAmerica Corporation.)             basis.  All classes of shares of
                                             the same Fund will vote together.

3.  To approve or disapprove an amendment    The shareholders of all Funds of
    to the Company's Charter.                the Company will vote together.

4.  To approve or disapprove changes to
    the following fundamental investment
    limitations of each Fund of the
    Company:

    (a)  limitation on underwriting of       The shareholders of each Fund
    securities; (b) limitation on real       will vote separately on a Fund by
    estate transactions; (c) limitation      Fund basis on each investment
    on commodity transactions; (d)           limitation.  All classes of
    limitation on industry concentration;    shares of the same Fund will vote
    (e) limitation on lending; (f)           together.
    limitation on borrowing and issuance
    of senior securities; and (g)
    limitation on issuer concentration;

5.  To approve or disapprove certain
    changes to the following fundamental
    investment policies and limitations,
    including a change to make all of such
    policies and limitations non-fundamental:

    (a)  limitation on short sales and       The shareholders of each Fund
    purchasing securities on margin;         will vote separately on a Fund by
                                             Fund basis. All classes of shares
                                             of the same Fund will vote
                                             together.

    (b)  limitation on purchasing            The shareholders of each of the
    securities of companies for the          following funds will vote
    purpose of exercising control;           separately on a Fund by Fund
                                             basis: National Municipal Bond
                                             Fund, Aggressive Growth Fund,
                                             California Tax-Exempt Bond Fund,
                                             Prime Fund, Treasury Fund and
                                             California Tax-Exempt Money Market
                                             Fund. All classes of shares of the
                                             same Fund will vote together.

    (c)  Limitation on purchasing            The shareholders of each Fund,
    securities of other investment           except the Government and
    companies;                               Treasury Only Funds (which will not
                                             vote), will vote separately on a
                                             Fund by Fund basis. All classes of
                                             shares of the same Fund will vote
                                             together.

                 PROPOSAL                          SHAREHOLDERS SOLICITED
                 --------                          ----------------------

    (d)  limitation on put, call,            The shareholders of each Fund,
    straddle and spread transactions;        except the Aggressive Growth,
                                             Short-Term Government, Prime,
                                             Treasury (which will not vote),
                                             Government and Treasury Only Funds
                                             will vote separately on a Fund by
                                             Fund basis. All classes of shares
                                             of the same Fund will vote
                                             together.

    (e)  limitation on illiquid              The shareholders of each Fund,
    securities;                              except the National Municipal
                                             Bond, International Equity,
                                             Corporate Bond, Short-Term
                                             Government, and California Tax-
                                             Exempt Money Market Funds (which
                                             will not vote), will vote
                                             separately on a Fund by Fund
                                             basis.  All classes of shares of
                                             the same Fund will vote together.

    (f)  limitation on transactions in       The shareholders of each of the
    certain securities by Board members;     Intermediate Bond Fund, Blue Chip
                                             Fund and Asset Allocation Fund will
                                             vote separately on a Fund by Fund
                                             basis. All classes of shares of the
                                             same Fund will vote together.

    (g)  limitation on unseasoned            The shareholders of each of the
    issuers;                                 U.S. Government Securities,
                                             Capital Income, California
                                             Tax-Exempt Bond and California
                                             Tax-Exempt Money Market Funds will
                                             vote separately on a Fund by Fund
                                             basis. All classes of shares of the
                                             same Fund will vote together.

    (h)  policy on investment in equity      The shareholders of the
    securities;                              Aggressive Growth Fund will vote
                                             separately.  All classes of
                                             shares of the Fund will vote
                                             together.

    (i)  policy on investment in GNMA        The shareholders of the U.S.
    certificates;                            Government Securities Fund will
                                             vote separately.  All classes of
                                             shares of the Fund will vote
                                             together.

    (j)  policy on investment in             The shareholders of the Capital
    convertible securities;                  Income Fund will vote separately.
                                             All classes of shares of the Fund
                                             will vote together.

    (k)  policy on investment in             The shareholders of the
    California                               municipal securities; California
                                             Tax-Exempt Bond Fund will vote
                                             separately. All classes of shares
                                             of the Fund will vote together.

                 PROPOSAL                          SHAREHOLDERS SOLICITED
                 --------                          ----------------------

    (l)  policy on investment in             The shareholders of the Tax-
    municipal securities;                    Exempt Money Fund will vote
                                             separately.  All classes of
                                             shares of the Fund will vote
                                             together.

    (m)  policy on investment in             The shareholders of the
    California municipal securities;         California Tax-Exempt Money Market
                                             Fund will vote separately. All
                                             classes of the Fund will vote
                                             together.

6.  To approve or disapprove a change in     The shareholders of each Fund
    the fundamental investment objective     except the Government and
    to a non-fundamental investment          Treasury Only Funds (which will
    objective;                               not vote) will vote separately on
                                             a Fund by Fund basis.  All
                                             classes of the same Fund will
                                             vote together.

7.  To approve or disapprove a new           The shareholders of the Prime
    fundamental investment limitation of     Fund will vote separately.  All
    the Prime Fund regarding investment      classes of the Fund will vote
    concentration; and                       together.

8.  To ratify or reject the selection of     The shareholders of each Fund of
    Price Waterhouse LLP as the Company's    the Company will vote together.
    independent accountant for the fiscal
    year ending February 28, 1999.


      A Proxy is enclosed with respect to the shares you own in the Company. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

            On June 8, 1997, BankAmerica Corporation ("BankAmerica"), the parent of Bank of America National Trust and Savings Association ("Bank of America"), the Company's former adviser, entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities were merged into an indirect, wholly owned subsidiary of BankAmerica. Upon the consummation of those mergers on October 1, 1997, BankAmerica became the owner of the entire beneficial interest in Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") and Robertson Stephens Investment Management, Inc. ("RSIM, Inc."). Both RSIM, L.P. and RSIM, Inc. and investment affiliates in the Robertson Stephens Management Group have in excess of $5 billion under management in public and private investment pools. Bank of America has approximately $67 billion in assets under management.

            As of March 1, 1998, BankAmerica consolidated Bank of America's investment advisory division with RSIM, L.P. Bank of America has informed the Company that the consolidation did not result in a change in the actual control or management of the Company's investment adviser or administrator. As a part of the consolidation, RSIM, L.P. assumed the investment advisory agreements between the Company and Bank of America with respect to each Fund of the Company except the Blue Chip and Intermediate Bond Funds, and with respect to the Blue Chip and Intermediate Bond Funds, which currently invest all of their respective assets in the Blue Chip and Investment Grade Bond Portfolios of Master Investment Trust, Series I ("MIT, I"), RSIM, L.P. assumed the investment advisory agreement between MIT, I and Bank of America (collectively, the "Existing Agreements"). Such assumption of the Company's Existing Agreements by RSIM, L.P. was approved by the Board of Directors (the "Board") including a majority of the Board members who are not interested persons as that term is defined in the Investment Company Act of 1940 ("1940 Act"), at a meeting held on February 3, 1998. RSIM, L.P. provides the same services for the same fees as provided by Bank of America under the Existing Agreements.


                        PROPOSAL 1: ELECTION OF DIRECTORS

                                   (ALL FUNDS)

            At the Meeting, shareholders will be asked to consider the election of eight Directors, who will constitute the entire Board of the Company. If elected, each Director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

      The election of the eight directors is part of a restructuring of the boards of the registered investment companies advised by BankAmerica affiliates (the "Bank of America/Robertson Stephens Complex") into essentially the same board for each investment company in the Complex. The restructuring is intended to centralize board decision-making. The Board, including a majority of the Directors who are not "interested persons" as defined under the 1940 Act, approved the proposed restructuring of the Board at a meeting on March 27, 1998. Therefore, the Board is proposing that, at the Meeting, shareholders elect the eight (8) nominees listed below to serve as Directors of the Company. Messrs. Pings and Fletcher were last elected to the Board of the Company by public shareholders of the Company on January 21, 1988. Messrs. Auerbach, Bottum, Glynn, Greeley, Peterson and Pilara are recommended for election by shareholders for the first time. Thomas M. Collins and Kermit O. Hanson will continue to serve as Directors until shareholder approval of the nominees.

            It is intended that the voting instructions/proxies will be voted for the election of the nominees as Directors described in the table below. All of the nominees have consented to serve as Directors of the Company, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, the voting instructions/proxies may be voted for such other person(s) as shall be determined by the persons acting under the voting instructions/proxies in their discretion.

                 NAME, AGE, PRINCIPAL                             YEAR FIRST
              OCCUPATION AND AFFILIATIONS                      BECAME A DIRECTOR
              ---------------------------                      -----------------

     Leonard B. Auerbach (51)
     Nominee Trustee, Robertson Stephens Investment Trust (registered investment company) since 1987; Chief Executive Officer and President of All Performance Mortgage Trust
     (provider of mortgage investment capital) (since 1997)
     President and Chairman, Auerbach Associates, Inc.
     (management consulting firm) since 1979; President, LBA&C, Inc. (since 19__); formerly President, Tuttle and
     Auerbach Securities, Inc. (introducing broker trading futures on behalf of institutional hedging clients and individuals) from 1989 to July 1997); Director, Roelof
     Mining Inc. (since 19__); Chairman, Intraview Systems
     Corporation (from ____ to March 1986); General Partner,
     Tuttle & Co. (from 1989 to 1997); Director, Headlands
     Mortgage (since 1998) Limited Partner, Robertson Stephens
     Residential Fund L.P., RS Property Fund I, L.P., and
     Robertson Stephens Commercial Property Fund, L.P.,
     (since 1993), of which RSRF Company L.L.C., RSRE II, L.L.C., and Robertson Stephens & Company, Inc., respectively, affiliates of RSIM, L.P. and RSIM, Inc., are the general partners.

Edward S. Bottum (63)                                               Nominee
      Managing Director, Chase Franklin Corporation (venture capital firm) (since 1990); Trustee, Time Horizon Funds
      (since 1995); Trustee and Chairman, Pacific Innovations
      Trust (since 1997) (registered investment company);
      formerly Vice Chairman of Continental Bank N.A. (retired
      1990); formerly Trustee, 231 Funds (registered investment company) (February 1993 to August 1995).

                 NAME, AGE, PRINCIPAL                             YEAR FIRST
              OCCUPATION AND AFFILIATIONS                      BECAME A DIRECTOR
              ---------------------------                      -----------------

Douglas B. Fletcher (73)                                             1985
      Chairman of the Board, Fletcher Capital Advisor,
      Incorporated (registered investment advisor) (since
      1991); Partner, Newport Partners (private venture capital firm) (since 1981); Director, FCA Securities,
      Inc. (registered broker/dealer) (since 1996); Chairman of the Board and Chief Executive Officer, First Pacific
      Advisors, Inc. (registered investment adviser) and seven investment companies under its management (prior to 1983); former Allied Member, New York Stock Exchange;
      Chairman of the Board of FPA Paramount Fund, Inc.
      (through 1984); Chairman, TIS Mortgage Investment
      Company (real estate investment trust); Trustee and former Vice Chairman of the Board, Claremont McKenna
      College; Chartered Financial Analyst.

John W. Glynn, Jr. (57)                                             Nominee

      Trustee, Robert Stephens Investment Trust (registered investment company) (since 1997); Principal and Chairman, Glynn Capital Management (investment management firm) (since 1983); Director, Neurex Corporation (since 19__); Director, Sterling Payot Company (private investment banking firm) (since 19__); Special Limited Partners, New Enterprise Associates (since 1984); Limited Partner, The Orphan Fund
      (from 1991 to June 1997) of which RSIM, L.P. is a general partner; Lecturer at the Darden School of Business at the University of Virginia and at the Stanford Business School (since 19__).

                 NAME, AGE, PRINCIPAL                             YEAR FIRST
              OCCUPATION AND AFFILIATIONS                      BECAME A DIRECTOR
              ---------------------------                      -----------------

Robert E. Greeley (66)                                               1993
      Chairman, Page Mill Asset Management (a private investment company) (since 1991); Morgan Grenfell Small
      Cap Fund (since 1986); Trustee, Master Investment Trust
      Series I (registered investment company) (since 1993),
      Master Investment Trust, Series II (registered investment company) (1993 to 1997), Time Horizon Funds
      (registered investment company) (since 1995); Trustee and President, Pacific Innovations Trust (since 1997) registered investment company); formerly Director,
      Bunker Hill Income Securities, Inc. (from 1989 to 1994);
      Trustee, SunAmerica Fund Group (previously Equitec
      Siebel Fund Group) (registered investment companies)
      (from 1984 to 1992); formerly Director, Manager,
      Corporate Investments, Hewlett Packard Company (from
      1979 to 1991).

James K. Peterson (57)                                              Nominee
      Trustee, Robertson Stephens Investment Trust (registered investment company) (since 1987); Managing Director, Oak
      Glen Consultancy, LLC (an investment consulting firm)
      (since 1996); Managing Director of Siguler Guff Advisers,
      L.L.C. (an investment advisory firm (since _____))
      (investment consultant) (since 1996); Director, IBM
      Retirement Funds (from April 1988 to October 1996);
      [Limited Partner, Robertson Stephens Residential Fund,
      L.P. (since 19__), of which RSRS Company L.L.C., an affiliate of RSIM, L.P. and RSIM, Inc., is the general partner.

                 NAME, AGE, PRINCIPAL                             YEAR FIRST
              OCCUPATION AND AFFILIATIONS                      BECAME A DIRECTOR
              ---------------------------                      -----------------

*Andrew P. Pilara, Jr. (56)                                         Nominee
      Managing Director, Robertson Stephens Investment
      Management Company (since 1995); President and Trustee,
      Robertson Stephens Investment Trust (registered investment company) (since 1997); Portfolio Manager,
      The Robertson Stephens Global National Resources,
      Global Value and Partners Funds and member of the Contrarian Fund team (since August 1993); President,
      Pilara Associates (investment advisory firm) (from
      1974 to 1993).

*Cornelius J. Pings (69)                                             1982
      President, Association of American Universities (since
      February 1993); Provost (from 1982 to January 1993) and
      Senior Vice President for Academic Affairs (from 1981 to
      January 1993), University of Southern California;
      Trustee, Master Investment Trust, Series I (since 1995);
      former Trustee, Master Investment Trust, Series II (from
      1995 to 1997); Director, Foxmyers Group, Inc. (insurance company) (since 1991).

----------
* "Interested Person" as defined in the 1940 Act. Mr. Pilara is an "interested" person by reason of his employment with RSIM, L.P. Mr. Pings is an "interested" person solely by reason of his position as President of the Company.

            The term of office of each person elected as a Director will be until the next Annual Meeting of Shareholders after his election and until his successor shall have been duly elected and qualified.

            Mr. Glynn is a director of Sterling Payot, Mr. Bottum is a director of Chase Franklin Corporation ("Chase Franklin") and Mr. Fletcher is a director of FCA Securities, Inc. Sterling Payot, Chase Franklin and FCA Securities, Inc. are broker-dealers registered with the Securities and Exchange Commission. Sterling Payot, Chase Franklin and FCA Securities, Inc. do not execute portfolio transactions for any of the Funds nor do they engage in principal transactions with or act as distributor for any of the Funds. Messrs. Glynn, Bottum and Fletcher have advised the Company that Sterling Payot, Chase Franklin and FCA Securities,

Inc., respectively, will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is affiliated with the particular broker-dealer and is a Director of the Company. The Board has determined that none of the Funds nor their shareholders will be adversely affected as a result of Sterling Payot, Franklin Chase and FCA Securities, Inc. not executing such transactions for the Funds or engaging in such principal transactions with or acting as distributor for the Funds. Accordingly, Mr. Glynn, Mr. Bottum and Mr. Fletcher will not be considered interested persons of the Company due to their relationship with Sterling Payot, Chase Franklin and FCA Securities, Inc., respectively.

            In the fiscal year of the Company ended February 28, 1998, the Directors met nine times. Each of the current Directors attended 75% or more of the meetings of the Board.

            The Board has an audit committee, contract review committee, nominating committee and a valuation committee. Each member of the Board is also a member of the audit and contract review committees. Messrs. Fletcher, Greeley, Hanson and Collins are members of the nominating committee. Messrs. Collins, Fletcher and Greeley are members of the valuation committee and Mr. Hanson serves as an alternate. The audit committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. The contract review committee is responsible for reviewing the performance of the Company's service providers in connection with the renewal of the Company's service contracts. The nominating committee is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those directors who are not "interested persons" (as defined in the 1940 Act) of the Company. The valuation committee is responsible for handling issues arising out of the pricing of securities. For the fiscal year ended February 28, 1998, the audit committee met twice, the valuation committee and contact review committee met once, and the nominating committee did not meet. The nominating committee will not consider names recommended by the Company's shareholders.

            For his services as Director of the Company, each Director currently receives an annual retainer of $50,000 with a fee of $1,000 for each day of board meetings in which he participates. Dr. Pings receives an additional $40,000 per annum as Chairman of the Board. Each member of a committee of the Board is entitled to receive $1,000 for each committee meeting in which he participates, and each Chairman of a committee of the Board is entitled to receive an annual retainer of $1,000 for his services as Chairman of the committee. Each Director will also be reimbursed for out-of-pocket expenses incurred as a Director. The following table sets forth (i) the aggregate compensation paid by the Company for the fiscal year ended February 28, 1998 to the Directors and the nominees for Director, and (ii) the aggregate compensation paid to such Directors and nominees for services on the Company's Board and that of all other funds in the "Fund Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                               PENSION OR
                                               RETIREMENT                             TOTAL
                                                BENEFITS          ESTIMATED       COMPENSATION
                               AGGREGATE         ACCRUED           ANNUAL           FROM THE
                             COMPENSATION      AS PART OF         BENEFITS           COMPANY
                               FROM THE           FUND              UPON            AND FUND
           NAME                 COMPANY         EXPENSES         RETIREMENT        COMPLEX (1)
           ----              ------------     ----------         ----------        -----------
Leonard B. Auerbach (2)     Not Applicable    Not Applicable    Not Applicable        $____

Edward S. Bottum (2)        Not Applicable    Not Applicable    Not Applicable       $29,125

Douglas B. Fletcher             $36,750         $23,195            $49,295          $109,240

John W. Glynn, Jr. (2)      Not Applicable    Not Applicable    Not Applicable        $____

Robert E. Greeley (3)           $36,750         $16,220            $33,010          $116,730

James K. Peterson (2)       Not Applicable    Not Applicable    Not Applicable        $____

Andrew Pilara(2)            Not Applicable    Not Applicable    Not Applicable        $____

Cornelius J. Pings (4)          $69,250         $26,984            $56,285          $152,019

Thomas M. Collins*              $46,750         $16,199               *              $97,377

Kermit O. Hanson*               $35,750         $28,422               *             $133,575

----------
(1) The "Fund Complex" consists of the Company, Master Investment Trust, Series I, Time Horizon Funds, Pacific Innovations Trust, Seafirst Retirement Funds (which were merged into the Company on June 23, 1997) and the Robertson Stephens Investment Trust.

(2) Nominee. Messrs. Auerbach, Glynn and Peterson currently serve as Trustees of the Robertson Stephens Investment Trust. Mr. Bottum currently serves as Trustee for the Time Horizon Funds.

(3) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds and Master Investment Trust, Series I.

(4)   Dr. Pings also serves as Trustee for Master Investment Trust, Series I.

* Messrs. Collins and Hanson will continue to serve as Directors until shareholder approval of the nominees. Assuming the Meeting is held on June 19, 1998: Mr. Collins will be entitled to retirement benefits of $_______ (___%), $_______ (___%), $_______ (___%), $_______ (___%), $_______
      (___%), $_______ (___%), $_______ (___%), $_______ (___%), $_______
      (___%), $_______ (___%), $_______ (___%), $_______ (___%), $_______
      (___%), $_______ (___%), $_______ (___%), $_______ (___%) and $_______
      (___%) from the Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Capital Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively; and Mr. Hanson will be entitled to retirement benefits of $_______ (___%), $_______ (___%), $_______ (___%), $_______ (___%),
      $_______ (___%), $_______ (___%), $_______ (___%), $_______ (___%),
      $_______ (___%), $_______ (___%), $_______ (___%), $_______ (___%),
      $_______ (___%), $_______ (___%), $_______ (___%), $_______ (___%) and
      $_______ (___%) from the Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Capital Income, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively. Bank of America has agreed to reimburse the Company $_______ in the aggregate relating to these benefits.

            Under the retirement plan approved by the Board of Directors, including a majority of its Directors who are not "interested persons" of the Company, a Director in office on or after February 28, 1994 and who on or before March 18, 1998 dies or resigns is entitled to receive ten annual payments each equal to the greater of (i) the "Applicable Percentage" set forth below of the annual Director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) the Applicable Percentage of the annual Director's retainer then in effect for Directors of the Company during the year of such payment:

               YEARS OF SERVICE
            AFTER FEBRUARY 28, 1994             APPLICABLE PERCENTAGE*
            -----------------------             ----------------------
            Fewer than 5                                 0**
            5 but fewer than 6                           50
            6 but fewer than 7                           60
            7 but fewer than 8                           70
            8 but fewer than 9                           80
            9 but fewer than 10                          90
            10 or more                                   100

            Such Director is also entitled to receive an additional retirement benefit following his death or resignation equal to an additional percentage of the annual Director's retainer described above in this paragraph. The additional percentage equals one-half of the difference between 100 percent and the Director's Applicable Percentage. The Director's additional retirement benefit is paid at the same time and in the same manner as the regular retirement benefit.


----------
* For service that includes a fractional year, a Director's years of service is rounded to the nearest quarter of a year of service, and the Director's Applicable Percentage is rounded to the nearest 0.25%.

** A Director who either resigns in good standing or dies before completing five years of service as a director is assigned an Applicable Percentage of 50 percent.

The amount payable each year to a Director who dies or resigns is increased by $1,000 for each year of service that the Director served as Chairman of the Board since the Company's inception in 1982. The retirement benefit in which a Director has become vested may not be reduced by later Board action.

            In lieu of receiving ten annual payments, a Director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits to be paid by the Company within 45 days of the death or resignation of the Director. The present value of such benefits shall be calculated (i) based on the retainer that was payable by the Company during the year of the Director's death or resignation (and not on any retainer payable to Directors thereafter), and (ii) using the interest rate in effect as of the date of the Director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans.

            The obligation of the Company to pay benefits to a former Director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a Director (or former Director) other than by will, by the laws of descent and distribution, or by the Director's written designation of a beneficiary.

      In order for Proposal 1 to be adopted, it must be approved by a majority of a quorum of shareholders. For more information, see "Voting Information - Quorum."

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                    EACH NOMINEE FOR DIRECTOR OF THE COMPANY.


              PROPOSAL 2: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

          (ALL FUNDS EXCEPT THE BLUE CHIP AND INTERMEDIATE BOND FUNDS)

            At the Meeting, shareholders of each of the Funds (except for the Blue Chip and Intermediate Bond Funds) will be asked to vote on the approval of a new investment advisory agreement (the "New Agreement"), which is summarized below. A copy of the New Agreement is attached to this Proxy Statement as Appendix A, and the description of the Agreement which follows is qualified in its entirety by reference to Appendix A.

            Currently, the Company has various advisory agreements on behalf of different Funds with Bank of America, which have been assumed by RSIM, L.P., as described above. The New

Agreement would replace the various advisory agreements with a single agreement between the Company and RSIM, L.P. Shareholders of the Blue Chip and Intermediate Bond Funds are not being asked to approve the New Agreement. Currently, these Funds do not have an investment advisory agreement because they invest all of their respective assets in MIT,I which in turn is subject to a separate investment advisory agreement with Bank of America that has also been assumed by RSIM,L.P. (the "MIT, I Agreement"). Although the New Agreement is not being submitted to shareholders of the Blue Chip and Intermediate Bond Funds, it is expected that on or about July 1, 1998 the Blue Chip and Intermediate Bond Funds will withdraw their investments from the Blue Chip and Investment Grade Bond Portfolios, respectively of MIT, I, will invest directly in portfolio securities and will adopt an advisory agreement substantially similar to the existing advisory agreement for the Blue Chip and Investment Grade Bond Portfolios.

DESCRIPTION OF THE EXISTING AGREEMENTS

            As mentioned above, pursuant to an Assumption Agreement dated March 1, 1998, RSIM, L.P. assumed the Existing Agreements. The Existing Agreements were last approved by shareholders as follows:

FUND                        DATE OF AGREEMENT           APPROVAL
----                        -----------------           --------

Prime                       April 22, 1992              By public
Treasury                                                shareholders on
Tax-Exempt Money                                        December 2, 1991
California Tax-
Exempt Money
Market

Treasury Only               March 1, 1993               By sole shareholder
Government                                              on February 27, 1993


Aggressive Growth           April 22, 1992              By public
U.S. Government                                         shareholders on
Securities                                              December 2, 1991
California Tax-
Exempt Bond

Capital Income              November 1, 1994            By public
                                                        shareholders on
                                                        December 29, 1994

National Municipal          July 1, 1996                By sole
Bond+                                                   interestholder of
                                                        National Municipal
                                                        Bond Portfolio of
                                                        Master Investment
                                                        Trust, Series II
                                                        ("MIT, II") on
                                                        January 20, 1994

Short-Term                  July 30, 1996               By sole shareholder
Government                                              on August 1, 1996

Corporate Bond+             September 1, 1996           By sole
                                                        interestholder of
                                                        the Corporate Bond
                                                        Portfolio of MIT, I
                                                        on December 3, 1993

International               January 1, 1997             By public
Equity*                                                 shareholders on
                                                        December 23, 1996

Asset Allocation+           June 23, 1997               By public
                                                        shareholders on
                                                        April 28, 1995


+ Prior to July 1, 1996, September 1, 1996 and June 23, 1997, the National Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund operated in a master-feeder structure and invested all of their respective assets in the National Municipal Bond Portfolio of MIT, II, Corporate Bond Portfolio of MIT, I and Asset Allocation of MIT, I. On July 1, 1996, September 1, 1996 and June 23, 1997, respectively, the National Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund withdrew their investments from such portfolios and invested directly in portfolio securities. The shareholders of the National Municipal Bond Fund, Corporate Bond Fund and Asset Allocation Fund did not approve the new investment advisory agreement pursuant to a position of the staff of the Securities and Exchange Commission ("SEC") which permitted feeder funds to reorganize into a managed portfolio without such approvals.

* The International Equity Fund is subadvised by Wellington Management Company pursuant to a sub-advisory agreement dated and approved on the same dates as those with respect to the Agreement with Bank of America.

            In each of the Existing Agreements, RSIM, L.P. has agreed, subject to Board oversight, to provide a continuous investment program and to be responsible for, make decisions with respect to and place orders for all purchases and sales of each Fund's securities. Wellington Management Company, LLP serves as sub-adviser to the International Equity Fund, and would continue in such capacity under the New Agreement.

            UNLESS A DIFFERENCE IS SPECIFICALLY DISCUSSED BELOW IN "DESCRIPTION OF PROPOSED ADVISORY AGREEMENT," THE TERMS OF THE NEW AGREEMENT ARE SUBSTANTIALLY THE SAME AS THOSE IN THE EXISTING AGREEMENTS AND THERE ARE NO OTHER MATERIAL DIFFERENCES. THE ADVISORY FEES PROVIDED FOR IN THE EXISTING AGREEMENTS WILL REMAIN THE SAME AND NOT CHANGE IN THE NEW AGREEMENT.

            For the services provided and expenses assumed pursuant to the Existing Agreement with respect to the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, RSIM, L.P. is entitled to fees, computed daily and payable monthly, at the annual rate of
 .10% of the first $3 billion of net assets of each such Fund, .09% of the next $2 billion of net assets of each such Fund, plus .08% of the amount over $5 billion of net assets of each such Fund. For the services provided and expenses assumed pursuant to the Existing Agreements, RSIM, L.P. is entitled to fees, computed daily and payable monthly, at the annual rate of .25% with respect to the Short-Term Government Fund; .30% with respect to the California Tax-Exempt Bond Fund and Investment Grade Bond Portfolio of MIT, I; .35% with respect to the U.S. Government Securities and National Municipal Bond Funds; .40% with respect to the Asset Allocation Fund; .45% with respect to the Capital Income and Corporate Bond Funds; .50% with respect to the Blue Chip Portfolio of MIT, I; .60% with respect to the Aggressive Growth Fund; and .75% with respect to the International Equity Fund. For the fiscal year ended February 28, 1998, the Company and (MIT, I with respect to the Blue Chip and Investment Grade Bond Portfolio) paid Bank of America and Bank of America voluntarily waived the following amounts:

                           TOTAL ADVISORY           TOTAL ADVISORY
FUND                          FEES PAID              FEES WAIVED*
----                        -------------           --------------
Prime                        $7,234,054                       --
Treasury                      2,708,981                       --
Government                      460,263                 $210,869
Treasury Only                   439,545                       --
Tax-Exempt Money                636,863                       --
California Tax-Exempt
  Money Market                1,149,877                       --
Asset Allocation                581,916                       --
Corporate Bond                  164,104                  164,104
Short Term Government            64,249                   64,249
National Municipal Bond          48,653                   44,468
California Tax-Exempt Bond      828,272                  194,717
U.S. Government Securities      257,392                  211,393
Capital Income                1,637,658                       --
Aggressive Growth             1,239,141                       --
International Equity            232,581                  232,581

----------
* Under the Existing Agreements, RSIM, L.P. may terminate, reduce or increase its fee waivers at any time.

            Effective September 15, 1997, Bank of America became administrator to the Funds of the Company. For the period from September 15, 1997 to February 28, 1998, the Company paid Bank of America administration fees and Bank of America voluntarily waived the following amounts:

                                     ADMINISTRATION      ADMINISTRATION
FUND                                   FEES PAID           FEES WAIVED
----                                 -------------         -----------
Prime                                $3,929,655                    --
Treasury                              1,359,676                    --
Government                              210,009                    --
Treasury Only                           190,516                    --
Tax-Exempt Money                        322,955                    --
California Tax-Exempt Money Market      575,369                    --
Asset Allocation                        160,798                    --
Corporate Bond                           34,608               $34,608
Intermediate Bond                        51,576                 3,867
Short-Term Government                    27,820                27,820
National Municipal Bond                  12,713                12,713
California Tax-Exempt Bond              249,745                43,399
U.S. Government Securities               66,773                49,554
Capital Income                          359,132                    --
Aggressive Growth                       294,171                    --
Blue Chip                               405,556                    --
International Equity                     33,933                33,932

            Effective March 1, 1998, RSIM, L.P. assumed administration responsibilities for Bank of America.

For the fiscal year ended February 28, 1998, Bank of America or its affiliates received the following fees relating to Pacific

Horizon Shares of the following Funds pursuant to the Special Management Services Plan:

                                        BANK OF         AFFILIATES OF
FUND                                    AMERICA         BANK OF AMERICA
----                                    -------         ---------------
Prime                                   $_____             $6,742,687
Treasury                                $_____               $789,384
Treasury Only                           $_____               $607,979
Government                              $_____               $427,718
Tax-Exempt Money                        $_____               $377,885
California Tax-Exempt
  Money Market                          $_____             $1,676,744

For the fiscal year ended February 28, 1998, Bank of America or its affiliates received the following fees relating to Horizon Service Shares of the following Funds pursuant to the Shareholder Services Plan:

                                        BANK OF         AFFILIATES OF
FUND                                    AMERICA         BANK OF AMERICA
----                                    -------         ---------------
Prime                                   $_____             $7,381,916
Treasury                                $_____             $3,668,245
Treasury Only                           $_____               $432,402
Government                              $_____               $586,936
Tax-Exempt Money                        $_____               $422,932
California Tax-Exempt
  Money Market                          $_____             $1,187,827

For the fiscal year ended February 28, 1998, Bank of America or its affiliates received the following fees relating to X, S, and

Y Shares of the following Funds pursuant to the Distribution and Service Plan:

                                        BANK OF          AFFILIATES OF
FUND                                    AMERICA          BANK OF AMERICA
----                                    -------          ---------------
Prime Fund
  X Shares                              $_____             $2,468,893
  S Shares                              $_____               $950,478
  Y Shares                              $_____               $401,445

Treasury Fund
  X Shares                              $_____               $345,956
  S Shares                              $_____                     $0
  Y Shares                              $_____               $246,527

Tax-Exempt Money
  S Shares                              $_____                $41,847

California Tax-Exempt
  Money Market Fund
  X Shares                              $_____               $200,290
  S Shares                              $_____               $266,540

For the fiscal year ended February 28, 1998, Bank of America or its affiliates received the following fees relating to A and SRF Shares of the following Funds pursuant to the Shareholder Service Plan:

                                        BANK OF          AFFILIATES OF
FUND                                    AMERICA          BANK OF AMERICA
----                                    -------          ---------------
Corporate Bond
  A Shares                              $_____              $   18,541

U.S. Government Securities
  A Shares                              $_____              $  129,541

Short Term Government
  A Shares                              $_____              $        0

Capital Income
  A Shares                              $_____              $  772,752

Intermediate Bond
  A Shares                              $_____              $   40,786
  SRF Shares                            $_____              $   55,252

National Municipal Bond
  A Shares                              $_____              $    2,159

California Tax-Exempt Bond
  A Shares                              $_____              $  313,116

Asset Allocation
  A Shares                              $_____              $   86,340
  SRF Shares                            $_____              $  313,527

Blue Chip
  A Shares                              $_____              $  476,702
  SRF Shares                            $_____              $  139,317

Aggressive Growth
  A Shares                              $_____              $  209,931

International Equity
  A Shares                              $_____              $    1,787

For the fiscal year ended February 28, 1998, affiliates of Bank of America received the following fees relating to K Shares of the following Funds pursuant to the Distribution Plan:

                                                       AFFILIATES OF
                                                       BANK OF AMERICA
                                                       ---------------
Corporate Bond                                              $  0
U.S. Government Securities                                  $  0
Capital Income                                              $660
Intermediate Bond                                           $  0
National Municipal Bond                                     $  0
California Tax-Exempt Bond                                  $  0
Asset Allocation                                            $  0
Blue Chip                                                   $  0
Aggressive Growth                                           $  0
International Equity                                        $  0

For the fiscal year ended February 28, 1998, Bank of America or its affiliates received the following fees from K Shares of the following Funds pursuant to the Administrative and Shareholder
Services Plan:

                                       BANK            AFFILIATES OF
                                       OF AMERICA      BANK OF AMERICA
                                       ----------      ---------------
Corporate Bond                          $_____              $  0
U.S. Government Securities              $_____              $  0
Capital Income                          $_____              $330
Intermediate Bond                       $_____              $  0
National Municipal Bond                 $_____              $  0
California Tax-Exempt Bond              $_____              $  0
Asset Allocation                        $_____              $  0
Blue Chip                               $_____              $  0
Aggressive Growth                       $_____              $  0
International Equity                    $_____              $  0

From March 1, 1997 through February 28, 1998, the _____________ paid $_______, respectively, in brokerage commissions to affiliated brokers. Such commissions represented _______% of the ___________ aggregate brokerage commissions.

DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENT

            The New Agreement would consolidate the advisory relationship with all Funds of the Company other than the Blue Chip and Intermediate Bond Funds, and would designate RSIM, L.P. as the adviser. As discussed above, as of March 1, 1998, Bank of America's investment advisory division was consolidated with RSIM, L.P. Bank of America has informed the Company that neither the consolidation nor the assumption of the Existing Agreements by RSIM, L.P. resulted in a change of actual control or management of the Company's investment adviser. In recognition of the commonality between Bank of America and RSIM, L.P., the New Agreement, similar to certain Existing Agreements, would provide that RSIM, L.P. could provide advisory services through its own employees or the employees of an affiliated company that also is under the common control of BankAmerica, as long as such employees function as part of an organized group of persons that is managed at all times by authorized officers of RSIM, L.P.

            As mentioned above, the terms of the New Agreement are substantially the same as those in the Existing Agreements, and the advisory fees remain unchanged.

            The New Agreement, like the Existing Agreements, provides that RSIM, L.P. may from time to time employ or associate itself with a sub-adviser. The New Agreement provides, in addition, that notwithstanding the employment of any sub-adviser, RSIM, L.P., with respect to the International Equity Fund, will:
(i) establish and monitor general investment criteria and policies for the Funds; (ii) review and analyze on a periodic basis the Funds' portfolio holdings and transactions in order to determine their appropriateness in light of the Funds' respective shareholder bases; and (iii) review and analyze on a periodic basis the policies established by any sub-adviser for any Fund with respect to the placement of orders for the purchase and sale of portfolio securities.

            The New Agreement, like the Existing Agreements, provides that, subject to the supervision of the Board (and RSIM, L.P., with respect to any sub-adviser) RSIM, L.P. will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, and cash equivalents in the Funds. RSIM, L.P. will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. RSIM, L.P. will provide the services rendered by it under the New Agreement in accordance with the investment objectives, policies and restrictions as stated in the Company's currently effective Registration Statement, resolutions of the Board, and, with respect to any sub-adviser, the investment criteria and policies established from time to time for any Fund advised by RSIM, L.P. RSIM, L.P. agrees in the New Agreement to review, monitor and report to the Board regarding the performance and investment procedures of any sub-adviser employed by the Board.

            Pursuant to the New Agreement, RSIM, L.P. further agrees that it will, among other things, (i) conform with all applicable rules and regulations of the Securities and Exchange Commission and will conduct its activities under its respective agreement in accordance with other applicable law; (ii) place orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by RSIM, L.P. (or, with respect to any sub-adviser, in accordance with the policy set forth in the affected Fund's Registration Statement or as RSIM, L.P. or the Board may direct); and (iii) not purchase any securities from or sell any securities to RSIM, L.P., any sub-adviser, administrator, sub-administrator or distributor of the Company or any of their affiliates acting as principal or broker, except as permitted by law. RSIM, L.P. also agrees to maintain such books and records regarding the securities transactions with respect to the Funds as may be required or otherwise requested by the Company and the Board, and to supply the Company and the Board with reports, statistical data and economic information as requested.

            Like the Existing Agreements, under the New Agreement, RSIM, L.P. agrees to maintain a policy and practice of conducting its investment advisory operations independently of any commercial banking operations of Bank of America or any of its affiliates.

            RSIM, L.P. agrees in the New Agreement, as it did in the Existing Agreements, to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquires concerning investment in the Company, and agrees not to use such records and information for any purpose other than performance of its responsibilities and duties under the New Agreement, except after prior notification to and approval in writing by the Company.

            The New Agreement, like the Existing Agreements, provides that RSIM, L.P. will pay all expenses incurred by it in connection with its activities under the New Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Funds.

            The New Agreement, like the Existing Agreements, provides that in executing portfolio transactions and selecting brokers or dealers, RSIM, L.P. will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, RSIM, L.P. will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, RSIM, L.P. may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to a Fund, and/or other accounts over which RSIM, L.P. or its affiliates exercise investment discretion. RSIM, L.P. is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, RSIM, L.P. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of RSIM, L.P. to the Fund and to the Company. RSIM, L.P., however, is not required to seek prior approval from the Board, so long as the broker or dealer selected by RSIM, L.P. obtains the best price and execution on a particular transaction.

            In executing portfolio transactions with respect to a Fund, RSIM, L.P. may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Company's Registration Statement. In such event, RSIM, L.P. will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other clients.

            The New Agreement, like the Existing Agreements, provides that RSIM, L.P. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of RSIM, L.P. in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement.

            If approved by a majority of the outstanding shares (as defined below) of each Fund, the New Agreement will continue in effect until October 31, 1999. Thereafter, if not terminated, the New Agreement shall continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the New Agreement (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

EVALUATION BY THE BOARD OF DIRECTORS OF THE COMPANY.

            The New Agreement was unanimously approved by the Board and by a majority of those members of the Board who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the Agreement at a meeting held on March 18, 1998. The Board considered that the New Agreement is substantially the same as the Company's Existing Agreements (except as noted above), that the contractual advisory fee rate payable by each Fund under the New Agreement would be identical to that payable under the Existing Agreements and that Bank of America had informed the Board that the consolidation of Bank of America's investment advisory business with RSIM, L.P. did not result in a change of actual control or management of the investment adviser to the Company. The Board also considered the benefits which RSIM, L.P. may derive from the New Agreement. Based on its evaluation, the Board concluded that approval of the New Agreement would be in the best interests of the Company and its shareholders.

INFORMATION ABOUT THE PROPOSED ADVISER

            As described above, RSIM, L.P. is a wholly owned indirect subsidiary of BankAmerica, a publicly-owned bank holding company, whose offices are both at 555 California Street, San Francisco, California 94104. As of March 1, 1998, to the Company's knowledge, no person owned more than 10% of the issued and outstanding shares of any class of stock of BankAmerica.

            RSIM, L.P. provides investment advisory and management services to registered investment companies, private investment pools and private accounts.

            RSIM, L.P. is a limited partnership, the general partner of which is Robertson, Stephens Investment Management Company, ("RSIMC") 555 California Street, San Francisco, California 94104. RSIMC and RSIM, L.P. are both wholly-owned by BankAmerica Corporation, a publicly owned corporation traded on the New York Stock Exchange. The names of the principal executive officers of RSIM, L.P. as of March 1, 1998 were as follows:

                         POSITION WITH             OTHER BUSINESS           TYPE OF
NAME                     RSIM, L.P.                CONNECTIONS              BUSINESS
----                     ----------                -----------              --------
George Randall Hecht     President                 Executive Officer Bank   Investment Banking
                                                   of America National      Adviser
                                                   Trust and Savings
                                                   Association

Terry Otton              Chief Financial Officer   BankAmerica, Robertson   Investment
                         and Managing Director     Stephens                 Banking/Broker

Paul Harbor Stephens     Chief Investment          Chief Investment         Investment Adviser
                         Officer                   Officer, Robertson,
                                                   Stephens Investment
                                                   Management, Inc.

Dana K. Welch            General Counsel and       BankAmerica Robertson    Investment
                         Managing Director         Stephens                 Banking/Broker

            The above persons may be reached c/o RSIM, LP, 555 California Street, San Francisco, California 94104.

            RSIM, LP does not serve as investment adviser to any registered investment company portfolios which have investment objectives similar to the Funds of the Company.

            No officer or director of the Company, other than Mr. Pilara, is an officer, employee, or general partner of RSIM, L.P.
Mr. Pilara is an employee of RSIM, L.P.

            The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund to which it would apply (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of each Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This voting requirement is hereafter referred to as a "majority of the outstanding shares." For more information, see "Voting Information - Quorum."

            If the New Agreement is approved by the shareholders of each Fund, then the corresponding Existing Agreement will terminate with respect to such Fund upon the execution of the New Agreement. If the New Agreement is not approved with respect to any Fund, then the applicable Existing Agreement will continue in effect for that particular Fund.

                   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS
                 THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT.


                      PROPOSAL 3: APPROVAL OF AMENDMENT TO
                              THE COMPANY'S CHARTER
                                   (ALL FUNDS)


            At the Meeting, shareholders will be asked to approve a change to the Company's Charter. As currently written, the Company's Charter and By-Laws provide that a quorum for a meeting of shareholders requires the presence, either in person or by proxy, of a majority of shareholders entitled to vote on a matter. If approved by shareholders, the Charter would be amended to provide that a quorum for a meeting of shareholders requires the presence, either in person or by proxy, of thirty percent of the outstanding shares entitled to vote on a matter. The language that would be added to the Charter is as follows:

                                    ARTICLE X

                                       ***

            (5) The presence in person or by proxy of stockholders of the Corporation entitled to cast at least thirty percent (30%) of all of the votes entitled to be cast at the meeting shall constitute a quorum at any meeting of stockholders, except that with respect to any matter that under applicable statutes or regulatory requirements requires approval by a separate vote of one or more classes of stock, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least thirty percent (30%) of the votes of the particular class of stock required to be voted separately on the matter shall constitute a quorum with respect to that class of stock.

            The proposed Charter amendment would permit shareholder action to proceed based upon a proportion of shareholders notwithstanding the lack of participation by a majority of shareholders. Such amendment would reduce the costs associated with attempting to obtain a higher quorum and with the adjournment of shareholder meetings when faced with a lack of quorum.

            The Board may amend the Company's By-Laws without shareholder approval. Subject to the approval of this Proposal by shareholders, the Board at a meeting on March 18, 1998 approved the By-Laws' provision with respect to quorum in order to be consistent with the Charter amendment.

            In order for Proposal 3 to be adopted, it must be approved by a majority of a quorum of shareholders. For more information, see "Voting Information - Quorum."

                   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS
               THAT SHAREHOLDERS VOTE "FOR" THE CHARTER AMENDMENT


                     PROPOSALS 4(a)-(g): APPROVAL OF CHANGES
                      TO FUNDAMENTAL INVESTMENT LIMITATIONS

                       (EACH FUND ON A FUND-BY-FUND BASIS)

            Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. Many fundamental policies with respect to particular matters differ from one Fund to the next. The Company's adviser has recommended to the Board that the Funds' fundamental investment limitations relating to (1) the underwriting of securities; (2) real estate transactions; (3) commodity transactions; (4) industry concentration; (5) lending; (6) borrowing; and (7) issuer concentration be amended to make them uniform among all the Funds of the Company.

            Approval of Proposals 4(a)-(g) would provide for a uniform set of fundamental limitations that would apply to the Funds of the Company. The proposed changes also would provide for the greatest flexibility of such policies to the extent permitted by law.

            Attached as Appendix B to this Proxy Statement are charts for each Fund of the Company which list each Fund's current fundamental investment limitation and its proposed replacement. In order for the proposals comprising Proposals 4(a)-(g) to be adopted for a particular Fund, they each must be approved by a "majority of the outstanding shares" of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposals 4(a)-(g).

          THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
         VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES
                   AND LIMITATIONS AS SET FORTH IN PROPOSAL 5.


                               PROPOSALS 5(a)-(m)
                       (EACH FUND ON A FUND-BY-FUND BASIS)

            Proposals 5(a)-(m) would, upon the approval of shareholders, change certain fundamental investment policies and limitations of the Funds to non-fundamental policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposals would avoid the delay and expense of a shareholder vote in the event that it is decided that the investment policy or limitation should be changed. Neither the 1940 Act nor state securities laws require such policies to be fundamental. Upon the approval of Proposals 5(a)-(m) by shareholders, the Board would revise the newly non-fundamental policies as shown in Appendix B to provide for consistency and flexibility among each of the Funds.

            Because of the lack of uniformity of the fundamental investment limitations among the Funds of the Company, not every Fund will vote on each proposal to change each fundamental investment limitation. To the extent that a Fund is not currently subject to a certain fundamental investment limitation, it will not need to vote on a change to that particular limitation. A chart beginning on page 1 of this Proxy Statement summarizes which Funds will need to vote on a particular limitation. In addition, Appendix B to this Proxy Statement lists each Fund's current fundamental investment limitation and its proposed non-fundamental replacement.

            In order for the proposals comprising Proposal 5(a)-(m) to be adopted for a particular Fund, to the extent that a proposal applies to a particular Fund, it must be approved by a "majority of the outstanding shares" of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposals 5(a)-(m). For more information, see "Voting Information - Quorum."

          THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS TO NON-FUNDAMENTAL POLICIES AND LIMITATIONS AS
                        SET FORTH IN PROPOSALS 5(a)-(m).


                 PROPOSAL 6: APPROVAL OF CERTAIN CHANGES TO THE
                        FUNDAMENTAL INVESTMENT OBJECTIVES
                                OF CERTAIN FUNDS

                     (CERTAIN FUNDS ON A FUND-BY-FUND BASIS)

            Proposal 6 would, upon approval of shareholders, change the fundamental investment objectives of the National Municipal Bond, International Equity, Corporate Bond, Intermediate Bond, Blue Chip, Asset Allocation, Aggressive Growth, U.S. Government Securities, Capital Income, California Tax-Exempt Bond and Short-Term Government Fund to non-fundamental investment objectives. In addition, upon approval of shareholders of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds, the fundamental investment objectives would change to non-fundamental investment objectives as follows:

================================================================================
         FUND                                   REVISED OBJECTIVE
--------------------------------------------------------------------------------
Prime and Treasury Fund            The Funds seek current income, a stable share
                                   price and daily liquidity.
--------------------------------------------------------------------------------
California Tax-Exempt              The Fund seeks current income free of federal
Money Market Fund                  income tax and California state personal tax,
                                   a stable share price, and daily liquidity.
--------------------------------------------------------------------------------
Tax-Exempt Money Fund              The Fund seeks current income exempt from
                                   federal income taxes, a stable share price
                                   and daily liquidity.
================================================================================

Unlike a fundamental investment objective, a non-fundamental investment objective may be changed without approval of shareholders. This proposal would avoid the delay and expense of a shareholder vote in the event that it was decided that a Fund's investment objective should be changed. Neither the 1940 Act nor state securities laws require a fund's investment objective to be fundamental.

            Attached as Appendix B to this Proxy Statement are charts for each Fund of the Company which list each Fund's current fundamental investment objective and limitations and its proposed replacement.

            In order for Proposal 6 to be adopted with respect to an affected Fund, it must be approved by a "majority of the outstanding shares" of that Fund. For more information, see "Voting Information - Quorum."

          THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" THE CHANGING OF CERTAIN FUNDAMENTAL INVESTMENT
             OBJECTIVES OF CERTAIN FUNDS AS SET FORTH IN PROPOSAL 6.


                    PROPOSAL 7: APPROVAL OF A NEW FUNDAMENTAL
                     INVESTMENT LIMITATION OF THE PRIME FUND

                                  (PRIME FUND)

            Proposal 7 would, upon approval of shareholders, revise the industry concentration limitation to the Company's Prime Fund. RSIM, L.P. has recommended to the Board that the Fund adopt a policy to concentrate (invest more than 25% of its total assets) in obligations of one or more issuers conducting their principal business activity in the banking and finance industry. RSIM, L.P. believes the ability to concentrate the Prime Fund's investments in the above listed investments will provide greater investment flexibility and may enhance the Fund's performance potential.

            Appendix B attached to this Proxy Statement lists each of the Prime Fund's current fundamental investment limitations and their proposed replacements.

            In order for Proposal 7 to be adopted with respect to the Prime Fund, it must be approved by a "majority of the outstanding shares" of that Fund. For more information, see "Voting-Information-Quorum."

          THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" THE APPROVAL OF A NEW FUNDAMENTAL INVESTMENT LIMITATION OF THE PRIME FUND AS SET FORTH IN PROPOSAL 7.

               PROPOSAL 8: RATIFICATION OF INDEPENDENT ACCOUNTANTS

                                   (ALL FUNDS)

            Shareholders are also being asked to vote upon the ratification or rejection of the selection of Price Waterhouse LLP ("Price Waterhouse") as independent accountants for the Company's fiscal year ending February 28, 1999.

            The Board, including all of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Price Waterhouse as the Company's independent accountants for the fiscal year ending February 28, 1999 at a meeting to be held on March 18, 1998. Price Waterhouse has stated that it has no material direct or indirect financial interest in the Company. Price Waterhouse, with offices at 1177 Avenue of the Americas, New York, New York has served as the Company's independent accountants since 1989.

            A representative of Price Waterhouse is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and Price Waterhouse will be given the opportunity to make a statement if it chooses.

            In order for Proposal 8 to be adopted, it must be approved by a "majority of the outstanding shares" of the Company. For more information, see "Voting Information Quorum." Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for Price Waterhouse.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
            THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS
                     INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                               VOTING INFORMATION

            RECORD DATE. Only shareholders of record at the close of business on March 24, 1998 will be entitled to vote at the Meeting. On that date, the number of outstanding shares were as follows:


PORTFOLIO AND                                                  NUMBER OF
CLASS OF SHARES                                            SHARES OUTSTANDING
---------------                                            ------------------
Prime Fund

      Pacific Horizon Shares                                2,487,858,458.94

      Horizon Shares                                        2,240,566,013.35

      Horizon Service Shares                                1,736,821,697.41

PORTFOLIO AND                                                  NUMBER OF
CLASS OF SHARES                                            SHARES OUTSTANDING
---------------                                            ------------------
      X Shares                                                954,534,723.43

      Y Shares                                                139,556,652.13

      S Shares                                                669,112,671.84


Treasury Fund

      Pacific Horizon Shares                                  329,427,526.25

      Horizon Shares                                          718,101,326.50

      Horizon Service Shares                                1,794,032,887.14

      X Shares                                                 247,368,64.08

      Y Shares                                                 73,049,036.71

      S Shares                                                           -0-

Treasury Only Fund

      Pacific Horizon Shares                                  206,568,163.31

      Horizon Shares                                           35,461,651.67

      Horizon Service Shares                                  189,181,402.68

Government Fund

      Pacific Horizon Shares                                  154,690,600.54

      Horizon Shares                                          336,713,237.88

      Horizon Service Shares                                  279,099,318.99

Tax-Exempt Money Fund

      Pacific Horizon Shares                                  150,710,100.67

      Horizon Shares                                          336,713,237.88

      Horizon Service Shares                                  194,932,071.85

      S Shares                                                 29,798,616.46

California Tax-Exempt Money Market Fund

      Pacific Horizon Shares                                  599,923,209.23

      Horizon Shares                                                     -0-

      Horizon Service Shares                                  350,906,686.77

      S Shares                                                153,648,372.71

      X Shares                                                 30,129,521.19

Intermediate Bond Fund

      A Shares                                                  4,349,206.03

      K Shares                                                     55,528.71

PORTFOLIO AND                                                  NUMBER OF
CLASS OF SHARES                                            SHARES OUTSTANDING
---------------                                            ------------------
      SRF Shares                                                3,199,191.29

Corporate Bond Fund

      A Shares                                                  2,303,496.47

      K Shares                                                     19,753.58

U.S. Government Securities Fund

      A Shares                                                  7,445,319.85

      K Shares                                                    100,312.15

Short-Term Government Fund

      A Shares                                                  3,277,391.78

National Municipal Bond Fund

      A Shares                                                  1,511,389.60

      K Shares                                                           -0-

California Tax-Exempt Bond Fund

      A Shares                                                 28,230,943.81

      K Shares                                                           -0-

Capital Income Fund

      A Shares                                                 22,880,071.66

      K Shares                                                    169,448.78

Asset Allocation Fund

      A Shares                                                  2,429,300.09

      K Shares                                                     75,884.78

      SRF Shares                                               11,783,835.70

Aggressive Growth Fund

      A Shares                                                  9,446,947.37

      K Shares                                                    145,592.00

Blue Chip Fund

      A Shares                                                 10,099,194.92

      K Shares                                                    247,729.94

      SRF Shares                                               13,945,805.47

International Equity Fund

      A Shares                                                  3,962,207.17

      K Shares                                                     57,680.95

            With the exception of Proposals 2, 4, 5, 6 and 7, for which shares of each Fund will vote on a Fund-by Fund basis, all shares of the Company will vote in the aggregate and not by class or Fund at the Meeting.

            QUORUM. A quorum is constituted with respect to the Company, and, for Proposals 2, 4, 5, 6 and 7, with respect to each Fund, by the presence in person or by proxy of the holders of more than 50% of the outstanding shares. For purposes of determining the presence of a quorum, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

            In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

            OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Bank of America and its affiliates held of record approximately 71.64%, 70.79%, 93.06%, 87.35%, 99.75%, 96.63%, 97.14%, 44.61%, 85.96%, 91.25%, 99.75%, 98.47%,
61.74%, 97.39%, 47.61%, 92.68% and 97.11% of the outstanding shares of the
Prime, Treasury, Treasury Only, Government, Tax-Exempt Money, California Tax-Exempt Money Market, Intermediate Bond, Corporate Bond, Capital Income, U.S. Government Securities, Short-Term Government, National Municipal Bond, California Tax-Exempt Bond, Asset Allocation, Aggressive Growth, Blue Chip and International Equity Funds, respectively, as agent or custodian for their customers. In addition, at that date, Bank of America and its affiliates held investment and/or voting power with respect to a majority of the Company's outstanding shares on behalf of their customers. The Company has been advised by Bank of America that subject to its fiduciary responsibilities, it intends to vote the shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR, ABSTAIN, and AGAINST the proposal by other shareholders of the Company that have shares over which Bank of America does not have voting power.

            The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding shares at that record date were:


                                                                       % OF
                                            # OF OUTSTANDING        OUTSTANDING
                                                 SHARES                SHARES
                                            ----------------        -----------
PRIME FUND - PACIFIC HORIZON SHARES

BA Investment Services, Inc.                  33,770,259.690            81.7%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

BancAmerica Robertson Stephens               250,011,895.890            10.0%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

PRIME FUND-HORIZON SHARES

Bank of America NT&SA                        814,340,340.870            36.3%
Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA  90051

PRIME FUND - HORIZON SERVICE SHARES

Bank of America NT&SA                        855,684,546.380            41.3%
Financial Management and Trust Services
P.O. Box 513577 - Terminal Annex
Los Angeles, CA  90051

BA Investment Services, Inc.                 335,308,311.150            16.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

Security Pacific Cash Management             761,751,200.000            36.8%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA  94520

PRIME FUND - X SHARES

BA Investment Services, Inc.                 497,303,729.110            52.1%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

                                                                       % OF
                                            # OF OUTSTANDING        OUTSTANDING
                                                 SHARES                SHARES
                                            ----------------        -----------
Paul G. Allen                                 56,541,496.870             5.9%
110 - 110th Avenue N.E., Suite 550
Bellevue, WA  98004

PRIME FUND - Y SHARES

BA Arizona                                     8,361,520.430             6.0%
2044 Franklin Street
Oakland, CA  94612

Anodizing, Inc.                                7,580,731.240             5.4%
7933 NE 21st Avenue
Portland, OR  97211

E TEK Dynamics, Inc.                          24,196,541.990            17.3%
1885 Lundy Avenue
San Jose, CA  95131

PRIME FUND - S SHARES

BA Investment Services, Inc.                 666,621,134.190            99.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

TREASURY FUND - PACIFIC HORIZON SHARES

HARE & Co., Bank of New York                  85,260,292.390            25.9%
and Short Term Investment Funds
One Wall Street
New York, NY  10286

BA Investment Services, Inc.                 185,471,561.450            56.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

Hellman & Friedman Capital                    20,082,279.790             6.1%
Partners III, Limited Partnership
1 Maritime Plaza, 12th Floor
San Francisco, CA  94111

                                                                       % OF
                                            # OF OUTSTANDING        OUTSTANDING
                                                 SHARES                SHARES
                                            ----------------        -----------
TREASURY FUND - HORIZON SHARES

Bank of America NT&SA                        292,337,915.270            40.7%
Private Banking
Attn:  Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA  90051

HARE & Co.                                    90,181,808.910            12.6%
c/o Bank of New York
One Wall Street, 5th Floor
New York, NY  10286

KPMG Peat Marwick LLP                         50,000,000.000             7.0%
3 Chestnut Ridge Road
Montvale, NJ  07645

Los Angeles Department of Airports            38,770,620.050             5.4%
515 South Flower Street
Los Angeles, CA  90071

Century Theatres Inc.                         57,863,412.550             8.1%
150 Pelican Way
San Rafael, CA  94901

TREASURY FUND - HORIZON SERVICE SHARES

HARE & Co.                                    73,037,698.540            12.8%
c/o Bank of New York
One Wall Street, 5th Floor
New York, NY  10286

Security Pacific Cash Management             179,767,500.000            30.7%
c/o Bank of America
1850 Gateway Blvd.
Concord, CA  94520

Bank of America FM&TS                        300,097,553.060            51.2%
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA  90051

TREASURY FUND - X SHARES

BA Investment Services, Inc.                  14,366,165.450             5.8%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA  94120

Bank of America California                    29,845,549.770            12.1%
2044 Franklin Street
Oakland, CA  94612

Victoria Partners                             13,593,481.090             5.5%
d/b/a Monte Carlo Resort & Casino
3770 Las Vegas Blvd.
Las Vegas, NV  89109

                                                                              % of
                                             # OF OUTSTANDING             Outstanding
                                                 SHARES                     Shares
                                             --------------                   ----
Lyondell Petrochemical Co.                    32,111,779.440                  13.0%
1221 McKinney Street, Ste. 1600
Houston, TX 77253

New V Studios LLC                             20,047,879.080                   8.1%
100 Universal City Plaza Bldg
Universal City, CA 91608

TREASURY FUND - Y SHARES

Bank of America California                     5,000,000.000                   6.8%
2044 Franklin Street
Oakland, CA 94612

BA Arizona                                     7,395,857.780                  10.1%
2044 Franklin Street
Oakland, CA 94612

BA Nevada                                      5,285,864.850                   7.2%
2044 Franklin Street
Oakland, CA 94612

CCC TA Welfare Benefit Trust                   6,315,494.540                   8.6%
2950 E. Richelle Ave
Las Vegas, NV  89121

Collectron AZ                                  4,383,321.650                   6.0%
P.O. Box 1931
Nogabs, AZ 85628

TREASURY ONLY FUND - PACIFIC HORIZON
SHARES

HARE & Co., Bank of New York and Short        20,091,400.950                   9.7%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                 108,219,463.160                  52.4%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                71,340,694.310                  34.5%
FBO Customers
 Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TREASURY ONLY FUND - HORIZON SHARES

Bank of America Illinois                       6,409,149.550                  18.1%
231 S. LaSalle Street
Chicago, IL 60697

Bank of America NT&SA                         21,808,462.940                  61.5%
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA  90051

                                                                             % of
                                             # OF OUTSTANDING            Outstanding
                                                 SHARES                    Shares
                                             --------------                  ----
Hoff Companies, Inc.                          2,480,942.930                  7.0%
280E Corporate Drive
Suite 200
Meridian, ID 83642

City and County of San Francisco              4,048,541.520                 11.4%
Mayors Office of Community
25 Van Ness Avenue, Suite 700
San Francisco, CA 94102

TREASURY ONLY FUND - HORIZON SERVICE
SHARES

The Torrance Company                         13,801,090.940                  7.3%
3 Del Amo Fashion Center
Torrance, CA 90503

Bank of America NT&SA                        48,016,044.780                 25.4%
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                 19,426,454.620                 10.3%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

GOVERNMENT - PACIFIC HORIZON SHARES

HARE & Co., Bank of New York and Short       10,480,100.560                  6.8%
Term Investment Funds
One Wall Street
New York, NY 10286

BA Investment Services, Inc.                 93,221,381.710                 60.3%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens               27,647,083.820                 17.9%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

GOVERNMENT FUND - HORIZON SHARES

Sunquest Information Systems, Inc.           20,830,581.570                 33.4%
1407 Eisenhower Blvd
Johnstown, PA 15904

Kaiser Aluminum & Chemical Co.                5,668,000.000                  9.1%
5847 San Felipe
Houston, TX 77057

Bank of America NT&SA                         7,812,660.390                 12.5%
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

                                                                               % of
                                                # OF OUTSTANDING           Outstanding
                                                    SHARES                   Shares
                                                --------------                 ----
New Life Science Products, Inc.                 7,557,426.510                  12.1%
549 Albany Street
Boston, MA 02118

Skinner Corporation                             7,662,092.800                  12.3%
1326 Fifth Avenue, Suite 711
Seattle, WA 98101

Imperial Thrift & Loan Assoc                    3,304,158.100                   5.3%
700 N. Central Ave
Glendale, CA 91203

GOVERNMENT FUND - HORIZON SERVICE
SHARES

Good Health Plan of Washington                 16,242,669.860                   5.8%
1501 4th Avenue, Suite 500
Seattle, WA 98101

The Salvation Army                             22,607,649.960                   8.1%
10 W. Algonquin
Des Plains, IL 60016

Bank of America NT&SA                          37,347,398.430                  13.4%
Trust, Financial Management & Trust
Services
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

Security Pacific Cash Management               15,388,300.000                   5.5%
c/o Bank of America
1850 Gateway Blvd
Concord, CA 94520

TAX EXEMPT MONEY FUND - PACIFIC HORIZON
SHARES

BA Investment Services, Inc.                  144,567,774.110                  95.9%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

TAX EXEMPT MONEY FUND - HORIZON SHARES

Bank of America NT&SA                         331,920,607.570                  98.6%
The Private Bank
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND - HORIZON SERVICE
SHARES

BA Investment Services, Inc.                   30,264,776.490                  15.5%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

                                                                              % of
                                               # OF OUTSTANDING           Outstanding
                                                   SHARES                   Shares
                                               --------------                 ----
Bank of America                               131,372,590.550                  67.3%
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

TAX EXEMPT MONEY FUND - S SHARES

BA Investment Services, Inc.                   29,798,616.460                   100%
FBO Customers
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
- PACIFIC HORIZON SHARES

BA Investment Services, Inc.                  321,856,893.670                  53.7%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

BancAmerica Robertson Stephens                249,805,327.070                  41.6%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
- HORIZON SERVICE SHARES

Bank of America NT&SA                         368,254,524.030                  62.8%
Attn:  Common Trust Funds Unit
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BA Investment Services, Inc.                  183,143,168.490                  31.2%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
- X SHARES

BA Investment Services, Inc.                   30,129,521.110                   100%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

CALIFORNIA TAX EXEMPT MONEY MARKET FUND
- S SHARES

BA Investment Services, Inc.                  153,648,372.710                   100%
FBO Customers
Unit 17852
P.O. Box 7042
San Francisco, CA 94120

                                                                        % of
                                           # OF OUTSTANDING         Outstanding
                                               SHARES                 Shares
                                           --------------               ----
INTERMEDIATE BOND FUND - A SHARES

PACO - Attn:  Mutual Funds                   540,599.937                12.4%
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                      2,323,909.838                53.5%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                         450,133.989                10.4%
P.O. Box 513577
Los Angeles, CA 90051

INTERMEDIATE BOND FUND - K SHARES

Corelink Financial, Inc.                      55,755.075                 100%
P.O. Box 4054
Concord, CA 94524

INTERMEDIATE BOND FUND - SRF SHARES

PFPC, Inc.                                 3,199,184.025                 100%
400 Bellevue Parkway
Wilmington, DE 19809

CORPORATE BOND FUND - A SHARES

PACO                                         202,812.363                 8.8%
Attn:  Mutual Fund
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                        476,847.574                20.8%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CORPORATE BOND FUND - K SHARES

Corelink Financial, Inc.                      19,735.291                 100%
P.O. Box 4054
Concord, CA 94524

U.S. GOVERNMENT SECURITIES FUND -
K SHARES

Corelink Financial, Inc.                      99,093.067                 100%
P.O. Box 4054
Concord, CA 94524

                                                                              % of
                                               # OF OUTSTANDING           Outstanding
                                                   SHARES                   Shares
                                               --------------                 ----
SHORT-TERM GOVERNMENT FUND - A SHARES

Bank of America NT&SA                          3,080,906.697                   94%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

NATIONAL MUNICIPAL BOND FUND - A SHARES

BA Investment Services, Inc.                      77,228.754                  5.4%
185 Berry Street
3rd Floor
San Francisco, CA 94104

CALIFORNIA TAX-EXEMPT BOND FUND -
A SHARES

Bank of America NT&SA                          2,987,918.520                 10.6%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

CAPITAL INCOME FUND - K SHARES

Corelink Financial, Inc.                         153,560.735                 91.2%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION FUND - A SHARES

Corelink Financial, Inc.                         240,277.340                 10.0%
P.O. Box 4054
Concord, CA 94524

Bank of America NT&SA                            147,497.446                  6.1%
FBO PACO
Attn:  Mutual Funds Unit
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

ASSET ALLOCATION FUND - K SHARES

Corelink Financial, Inc.                          76,967.847                  100%
P.O. Box 4054
Concord, CA 94524

ASSET ALLOCATION - SRF SHARES

PFPC Inc.                                     11,770,615.432                  100%
400 Bellevue Parkway
Wilmington, DE 19809

AGGRESSIVE GROWTH FUND - K SHARES

Corelink Financial Inc.                          145,217.613                  100%
P.O. Box 4054
Concord, CA 94524

                                                                          % of
                                           # OF OUTSTANDING           Outstanding
                                               SHARES                   Shares
                                           --------------                 ----
BLUE CHIP FUND - A SHARES

Bank of America NT&SA                         902,886.782                  9.1%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 513577
Terminal Annex
Los Angeles, CA 90051

BLUE CHIP FUND - K SHARES

Corelink Financial Inc.                       246,347.392                 99.5%
P.O. Box 4054
Concord, CA 94524

BLUE CHIP FUND - SRF SHARES

PFPC Inc.                                  13,944,812.211                  100%
400 Bellevue Parkway
Wilmington, DE 19809

INTERNATIONAL EQUITY FUND - A SHARES

PACO                                          729,145.018                 16.4%
Attn:  Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

Bank of America NT&SA                         905,092.465                 22.8%
The Private Bank
Attn:  Common Trust Funds Unit 38329
P.O. Box 3577
Terminal Annex
Los Angeles, CA 90051

PACO                                        1,399,995.053                 35.3%
Attn:  Mutual Funds
P.O. Box 513577
Los Angeles, CA 90051

INTERNATIONAL EQUITY FUND - K SHARES

Corelink Financial, Inc.                       57,454.492                  100%
P.O. Box 4054
Concord, CA 94524


            For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

                            ADDITIONAL INFORMATION

            OFFICERS. Officers of the Company are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not also Directors.

                                                                    Principal Occupations During
                                    Officer     Position with         Past 5 years and Other
Name and Address              Age    Since       the Company               Affiliations
----------------              ---    -----       -----------               ------------
Stephen M. Wynne              41     1997        Vice President     Executive Vice President and
Executive                                                           Chief Accounting Officer
Vice President                                                      (since 1993) and Senior Vice
PFPC Inc.                                                           President and Chief
400 Bellevue Parkway                                                Accounting Officer (1991 to
Wilmington, DE  19809                                               1993), PFPC Inc.; Executive
                                                                    Vice President, PFPC
                                                                    International (since
                                                                    1995); Vice President and
                                                                    Chief Accounting
                                                                    Officer, PNC Institutional
                                                                    Management Corp.
                                                                    (since 1987).

Jay F. Nusblatt               36     1997        Treasurer          Vice President and Director
Vice President                                                      of Fund Accounting and
PFPC Inc.                                                           Administration, PFPC Inc.
103 Bellevue Parkway                                                (since 1993); formerly
Wilmington, DE  19809                                               Assistant Vice President,
                                                                    Fund/Plan Services, Inc.
                                                                    (1989 to 1993).

Linda L. Kaufmann             36     1997        Assistant          Vice President and Director,
Vice President                                   Treasurer          Investment Accounting, PFPC
PFPC Inc.                                                           Inc. (since 1996); Senior
103 Bellevue Parkway                                                Manager, Investment
Wilmington, DE  19809                                               Accounting, PFPC, Inc. (1994
                                                                    1996); and Manager,
                                                                    Investment Accounting, PFPC,
                                                                    Inc. (1991-1994).

W. Bruce McConnel, III        55     1983        Secretary          Partner of the law firm of
1345 Chestnut Street                                                Drinker Biddle Reath LLP.
Philadelphia National Bank
Building, Suite 1100
Philadelphia, PA  19107

Gary M. Gardner               46     1997        Assistant          Chief Counsel-Mutual Funds,
Chief Counsel-Mutual Funds                       Secretary          PNC Bank (since 1994);
PNC Bank                                                            Associate General Counsel,
1600 Market Street                                                  The Boston Company, Inc.
28th Fl.                                                            (1992 to 1994); General
Philadelphia, PA  19103                                             Counsel, SunAmerica Asset
                                                                    Management Inc. (1986 to
                                                                    1992).

J. Robert Dugan               32     1997        Assistant          Counsel-Mutual Funds,
Counsel-Mutual Funds                             Secretary          Secretary PNC Bank (since
PNC Bank                                                            1993); Associate, Drinker
1600 Market Street                                                  Biddle & Reath LLP (1990 to
28th Fl.                                                            1993).
Philadelphia, PA  19103


            The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. PFPC Inc., of which Messrs. Wynne and Nusblatt and Ms. Kaufmann are employees, receives fees for sub-administrative services provided for the Company and receives fees pursuant to certain plans adopted by the Company with respect to certain share classes in accordance with Rule 12b-1 under the 1940 Act. PNC Bank, of which Messrs. Gardner and Dugan are employees, serves as custodian of certain of the Funds and receives fees for such custodial services provided for the Company. PNC Bank is also an affiliate of PFPC Inc. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Company.

            INVESTMENT ADVISER AND SUB-ADVISER. RSIM, L.P., the Company's adviser, has its principal offices located at 555 California Street, San Francisco, California 94104. Wellington Management Company, LLP, the sub-adviser to the Company's International Equity Fund, has its principal offices at 75 State Street, Boston, Massachusetts 02109.

            ADMINISTRATOR AND DISTRIBUTOR. RSIM, L.P., 555 California Street, San Francisco, California 94104, serves as the Company's administrator, and PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (the "Sub-Administrator") serves as the Company's sub-administrator. Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (the "Distributor") serves as the exclusive distributor of the shares of the Company. The Sub-Administrator is an indirect, wholly-owned subsidiary of PNC Bank Corp., a registered bank holding company.

                                  OTHER MATTERS

            The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

            No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

                             Dated: _________, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED FEBRUARY 28, 1998 AND AUGUST 31, 1997, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

                                                                      APPENDIX A

                           PACIFIC HORIZON FUNDS, INC.

                          INVESTMENT ADVISORY AGREEMENT


      THIS AGREEMENT is made as of             , 1998 between PACIFIC HORIZON
FUNDS, INC., a Maryland corporation (herein called the "Company"), and ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser").

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the investment portfolios of the Company listed on Schedule A and any other investment portfolios which may be organized in the future and listed on Schedule A (the "Funds") ;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      A.    APPOINTMENT.

            1. The Company hereby appoints the Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of BankAmerica Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Adviser.

            2. In the event that the Company establishes one or more investment portfolios other than the Funds with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall so notify the Company in writing whereupon such investment portfolio shall become a "Fund" hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that said provisions (including those relating to the compensation payable by the Funds to the Adviser) are modified with respect to such Fund in writing by the Company and the Adviser at the time. The Funds and any additional investment portfolios established hereunder in accordance with this paragraph are sometimes collectively referred to herein as the "Funds" and individually as a "Fund."

      B. SERVICES. Subject to the supervision of the Company's Board of Directors (the "Board"), the Adviser, in consultation with any Sub-Adviser appointed pursuant to Section 3 hereof with respect to a particular Fund, will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Company's registration statement, as from time to time amended, and resolutions of the Board. The Adviser further agrees that it:

            1. Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law, including but not limited to banking law.

            2. Will review, monitor and report to the Board of Directors regarding the performance and investment procedures of any Sub-Adviser (as defined in Section 3 of this Agreement).

            3. Will assist and consult with any Sub-Adviser appointed with respect to a particular Fund in connection with that Fund's continuous investment program (as defined in Section 3 of this Agreement).

            4. Will place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Company and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Fund and to the Company. No prior approval by the Board, however, shall be required so long as the broker or dealer selected by the Adviser obtains best price and execution on a particular transaction. In no instance will portfolio securities be purchased from or sold to the Adviser, any Sub-Adviser, any administrator, sub-administrator or distributor of the Company, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

      In performing the investment advisory services hereunder, the Adviser is authorized to purchase, sell or otherwise deal with securities or other instruments for which (a) the Adviser, (b) any affiliate of the Adviser, (c) an entity in which the Adviser or an affiliate of the Adviser has a direct or indirect interest, or (d) another member of a syndicate or other intermediary (where an entity referred to in (a), (b) or (c) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Adviser, to the extent its actions are authorized under this paragraph.

            5. Will maintain all books and records with respect to the securities transactions for the Funds, keep books of account with respect to such Funds and furnish the Board such periodic special reports as the Board may request.

            6. Will maintain a policy and practice of conducting its investment advisory operations independently of any commercial banking operations of any banking entity with which it is affiliated. When the Adviser makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of any affiliated banking entity. In dealing with commercial customers, the commercial department of any banking affiliate of the Adviser will not inquire or take into consideration whether securities of those customers are held by the Funds.

            7. Will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present Company shareholders or those persons or entities who respond to inquiries concerning investment in the Company, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries regarding the Company.

      C. SUB-ADVISER. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser believes to be fitted to assist it in the performance of this Agreement (each a "Sub-Adviser"); provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Adviser shall be approved as may be required by the 1940 Act. Notwithstanding any such employment or association, the Adviser with respect to the International Equity Fund, shall itself (a) establish and monitor general investment criteria and policies for the Fund involved, (b) review and analyze on a periodic basis such Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's shareholder base, and (c) review and analyze on a periodic basis the policies established by any Sub-Adviser for such Fund with respect to the placement of orders for the purchase and sale of portfolio securities. In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds without further shareholder approval.

      D. SERVICES NOT EXCLUSIVE. The Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The investment management services furnished by the Adviser hereunder are not deemed exclusive, and the Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

      E. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31-1 under the 1940 Act.

      F. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

      G. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Adviser and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears) for the Funds and at the annual rates set forth on Schedule B. Such fee as is attributable to a Fund will be a separate charge to each such Fund and will be the several (and not joint or joint and several) obligation of each such Fund.

      H. LIMITATION OF LIABILITY. Subject to the provisions of Section 3 hereof concerning the Adviser's responsibility for the acts and omissions of persons employed by or associated with the Adviser, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      I. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund as of the date first above written, provided that the shareholders of each such Fund have previously approved the Agreement in accordance with the requirements of the 1940 Act. This Agreement will become effective with respect to any additional Fund on the date of receipt by the Company of notice from the Adviser in accordance with Section 1(b) hereof that the Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act.

      Unless sooner terminated as provided herein, this Agreement will continue in effect until October 31, 1999. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser, on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as the meaning of such terms in the 1940 Act.)

      J. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

      K. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Company will be in writing and will be duly given if mailed or delivered to the Adviser at ______________________, or at such other address or to such individuals as will be so specified by the Adviser to the Company. Notices of any kind to be given to the Company hereunder by the Adviser will be in writing and will be duly given if mailed or delivered to the Company at 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809 (with a copy to Association of American Universities, 1200 New York Avenue, N.W., Suite 550, Washington, D.C. 20005, Attention: Dr. Cornelius J. Pings), or at such other address or to such individual as will be so specified by the Company to the Adviser.

      L. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts, of the State of Maryland; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder. This Agreement may be executed in two or more parts which together shall constitute a single Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    PACIFIC HORIZON FUNDS, INC.

                                    By:________________________________________
                                        Name:
                                        Title:


                                    ROBERTSON, STEPHENS & COMPANY
                                    INVESTMENT MANAGEMENT, L.P.



                                    By:________________________________________
                                        Name:
                                        Title:

                                  Schedule A

FUNDS

Prime
Treasury
Treasury Only
Government
Tax-Exempt Money
California Tax-Exempt Money Market
Aggressive Growth
U.S. Government Securities
Capital Income
California Tax-Exempt Bond
Asset Allocation
National Municipal Bond
International Equity
Short-Term Government
Corporate Bond

                                   Schedule B

FUND                                      FEE AS A PERCENTAGE
----                                      OF EACH FUND'S NET ASSETS
                                          -------------------------
Prime, Treasury, Treasury Only,           .10% of the first $3 billion;
Government, Tax-Exempt Money              .09% of the next $2 billion;
and California Tax-Exempt                 plus .08% of the amount over
$5 Money Market Funds                           5 billion

Short-Term Government Fund                      .25%

California Tax-Exempt Bond Fund                 .30%

U.S. Government Securities Fund                 .35%

National Municipal Bond Fund                    .35%

Asset Allocation Fund                           .40%

Capital Income Fund                             .45%

Corporate Bond Fund                             .45%

Aggressive Growth Fund                          .60%

International Equity Fund                       .75%

                                  APPENDIX B

                                  FUNDAMENTAL
                             INVESTMENT LIMITATION
                               COMPARISON CHART


                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES
1.    The Fund may not underwrite the            1.    A Fund may not underwrite any
      securities of other issuers except               issue of securities within the
      that all of the assets of the Fund               meaning of the Securities Act of
      may be invested in another                       1933 (the "1933 Act") except when
      investment company.                              it might technically be deemed to
                                                       be an underwriter either (a) in
                                                       connection with the disposition of
                                                       a portfolio security, or (b) in
                                                       connection with the purchase of
                                                       securities directly from the
                                                       issuer thereof in accordance with
                                                       its investment objective.

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON REAL ESTATE TRANSACTIONS
2.    The Fund may not purchase or sell          2.    A Fund may not purchase or sell
      real estate (However, the Fund                   real estate, except a Fund may
      may, to the extent appropriate to                purchase securities of issuers
      its investment objective, purchase               which deal or invest in real
      securities issued by the U.S.                    estate and may purchase securities
      Government, its agencies and                     which are secured by real estate
      instrumentalities, purchase                      or interests in real estate.
      securities issued by or on behalf
      of the States, territories, and
      possessions of the United States,
      the District of Columbia and their
      respective authorities, agencies,
      instrumentalities and political
      subdivisions, the interest on
      which, in the opinion of bond
      counsel to the issuer, is exempt
      from regular Federal income tax
      ("Municipal Securities") secured
      by real estate or interests
      therein or securities issued by
      companies investing in real estate
      or interests therein).

LIMITATION ON COMMODITY TRANSACTIONS

3.    The Fund may not purchase or sell          3.    A Fund may not purchase or sell
      commodity contracts, or invest in                commodities, except that a Fund
      oil, gas or mineral exploration or               may to the extent consistent with
      development programs. However, the               its investment objective, invest
      National Municipal Bond Fund may,                in securities of companies that
      to the extent appropriate to its                 purchase or sell commodities or
      investment objective, purchase                   which invest in such programs, and
      publicly traded                                  purchase and sell options, forward

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      securities of companies engaging                 contracts, futures contracts, and
      in whole or in part in such                      options on futures contracts. This
      activities, but may enter into                   limitation does not apply to
      futures contracts and options                    foreign currency transactions
      thereon in accordance with its                   including without limitation
      Prospectus.                                      forward currency contracts.


LIMITATION ON INDUSTRY CONCENTRATION

4.    The Fund may not invest 25% or             4.    A Fund may not purchase any
      more of its total assets in the                  securities which would cause 25%
      securities of one or more issuers                or more of the value of its total
      conducting their principal                       assets at the time of purchase to
      business activities in the same                  be invested in the securities of
      industry, except that this                       one or more issuers conducting
      limitation shall not apply to                    their principal business
      Municipal Securities or                          activities in the same industry,
      governmental guarantees of the                   provided that (a) there is no
      Municipal Securities and that all                limitation with respect to
      of the assets of the Fund may be                 obligations issued or guaranteed
      invested in another investment                   by the U.S. government, any state
      company.                                         or territory of the United States,
                                                       or any of their agencies,
                                                       instrumentalities or political
                                                       subdivisions, and (b) assets may
                                                       be invested in the securities of
                                                       one or more diversified management
                                                       investment companies to the extent
                                                       permitted by the Investment
                                                       Company Act of 1940 and the rules
                                                       and regulations thereunder (the
                                                       "1940 Act").

                                                       Notwithstanding the above
                                                       limitation, there is no limitation
                                                       with respect to

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
                                                       investments by any Money Market
                                                       Fund in repurchase agreements,
                                                       domestic bank obligations and
                                                       certain bank obligations
                                                       considered to be issued by
                                                       domestic banks pursuant to
                                                       regulations or pronouncements of
                                                       the Securities and Exchange
                                                       Commission ("SEC") or its staff.

                                                       Notwithstanding the above
                                                       limitation, the Prime Fund will
                                                       invest more than 25% of its assets
                                                       in the banking and finance
                                                       industry.

LIMITATION ON LENDING

5.    The Fund may not make loans except         5.    A Fund may not make loans, except
      that the Fund may purchase or hold               to the extent permitted by the
      debt instruments and enter into                  Investment Company Act of 1940
      repurchase agreements pursuant to                Act.
      its investment objective and
      policies.

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON BORROWING
6.    The Fund may not borrow money              6.    A Fund may not borrow money, issue
      except from banks or through                     senior securities or mortgage,
      reverse repurchase agreements to                 pledge or hypothecate its assets
      meet redemptions and other                       except to the extent permitted
      temporary purposes in amounts of                 under the 1940 Act.
      up to 25% of its total assets at
      the time of such borrowing. The
      National Municipal Bond Fund will
      not purchase securities while its
      borrowings (including reverse
      repurchase agreements) are
      outstanding.

LIMITATION ON ISSUER CONCENTRATION

7.    The Fund may not purchase                  7.    A Fund may not purchase securities
      securities of any one issuer                     (except securities issued or
      (except securities issued by the                 guaranteed by the U.S. Government,
      U.S. Government, its agencies or                 its agencies or instrumentali-
      instrumentalities) if,                           ties) of any one issuer if, as a
      immediately after and as a result,               result, more than 5% of its total
      more than 5% of its total assets                 assets will be invested in the
      will be invested in the securities               securities of such issuer or it
      of such issuer, except that up to                would own more than 10% of the
      25% of its total assets may be                   voting securities of such issuer,
      invested without regard to this 5%               except that (a) up to 25% of its
      limitation and that all of the                   total assets may be invested
      assets of the Fund may be invested               without regard to these
      in another investment company.                   limitations and (b) a Fund's
                                                       assets may be invested in the
                                                       securities of one or more
                                                       diversified management investment
                                                       companies to the extent permitted
                                                       by the 1940 Act.

                          NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
                                                       Notwithstanding the foregoing
                                                       restriction, as a nonfundamental
                                                       policy, each of the Money Market
                                                       Funds, may invest without regard
                                                       to the 5% limitation in securities
                                                       subject to certain guarantees and
                                                       certain money market fund
                                                       securities in accordance with Rule
                                                       2a-7 under the 1940 Act or any
                                                       successor rule, and as otherwise
                                                       permitted in accordance with Rule
                                                       2a-7.


LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.    The Fund may not sell securities           8.    Designate as non-fundamental and
      short or purchase securities on                  restate as follows:
      margin, except such short-term
      credits as are necessary for the                 A Fund may not sell securities
      clearance of transactions. For                   short, maintain a short position,
      this purpose, the deposit or                     or purchase securities on margin,
      payment by the National Municipal                except for such short-term credits
      Bond Fund for initial or                         as are necessary for the clearance
      maintenance margin in connection                 of transactions. For this purpose,
      with future contracts is not                     a deposit or payment by a Fund for
      considered to be the purchase or                 initial or maintenance margin in
      sale of a security on margin.                    connection with future contracts
                                                       is not considered to be the
                                                       purchase or sale of a security on
                                                       margin.

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL

9.    The Fund may not purchase                  9.    Designate as non-fundamental and
      securities of companies for the                  leave unchanged.
      purpose of exercising control.

LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

10.   The Fund may not acquire any other         10.   Designate as non-fundamental and
      investment company or investment                 restate as follows:
      company security except as
      provided for in the 1940 Act                     A Fund may not purchase securities
      provided that all of the assets of               of other investment companies
      the Fund may be invested in                      except as permitted by the 1940
      another investment company.                      Act.


LIMITATION ON PUT, CALL, STRADDLE AND
SPREAD TRANSACTIONS

11.   The Fund may not write or sell             11.   Designate as non-fundamental and
      puts, calls, straddles, spreads or               restate as follows:
      combinations thereof except that
      the National Municipal Bond Fund                 A Fund may not write or sell puts,
      may acquire standby commitments                  calls, straddles, spreads or
      with respect to its Municipal                    combinations thereof except that a
      Securities and may enter into                    Fund may acquire standby
      futures contracts and options                    commitments and may enter into
      thereon to the extent disclosed in               futures contracts and options in
      the Prospectus and the Statement                 accordance with its investment
      of Additional Information.                       objective.

INVESTMENT OBJECTIVE

12.   The Fund seeks as high a level of          12.   Designate as non-fundamental and
      current interest income free of                  leave unchanged.
      Federal income tax as is
      consistent with prudent

                         NATIONAL MUNICIPAL BOND FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      investment management and
      preservation of capital.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.    The Funds may not underwrite the           1.    A Fund may not underwrite any
      securities of other issuers,                     issue of securities within the
      provided that all of the assets of               meaning of the 1933 Act except
      the Funds may be invested in their               when it might technically be
      respective Master Portfolio or                   deemed to be an underwriter either
      another investment company.                      (a) in connection with the
                                                       disposition of a portfolio
                                                       security, or (b) in connection
                                                       with the purchase of securities
                                                       directly from the issuer thereof
                                                       in accordance with its investment
                                                       objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.    The Funds may not purchase or sell         2.    A Fund may not purchase or sell
      real estate, except that each Fund               real estate, except a Fund may
      may, to the extent appropriate to                purchase securities of issuers
      its investment objective, invest                 which deal or invest in real
      in securities and instruments                    estate and may purchase securities
      guaranteed by agencies or                        which are secured by real estate
      instrumentalities of the U.S.                    or interests in real estate.
      Government and securities issued
      by companies which invest in real
      estate or interests therein.

LIMITATION ON COMMODITY TRANSACTIONS

3.    The Funds may not purchase or sell         3.    A Fund may not purchase or sell
      commodities or commodity                         commodities, except that a Fund
      contracts, or invest in oil, gas                 may to the extent consistent with
      or mineral exploration or                        its investment objective, invest
      development programs, except that:               in securities of companies that
      (a) it may, to the extent                        purchase or sell commodities or
      appropriate to its investment                    which invest in such programs,

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      objective, invest in securities                  and purchase and sell options,
      issued by companies which purchase               forward contracts, futures
      or sell commodities or commodity                 contracts and options on futures
      contracts or which invest in such                contracts. This limitation does
      programs; and (b) it may purchase                not apply to foreign currency
      and sell futures contracts and                   transactions including without
      options on futures contracts.                    limitation forward currency
                                                       contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.    The Funds may not purchase any             4.    A Fund may not purchase any
      securities which would cause 25%                 securities which would cause 25%
      or more of the value of its total                or more of the value of its total
      assets at the time of such                       assets at the time of purchase to
      purchase to be invested in the                   be invested in the securities of
      securities of one or more issuers                one or more issuers conducting
      conducting their principal                       their principal business
      business activities in the same                  activities in the same industry,
      industry; provided, however, that                provided that (a) there is no
      (a) there is no limitation with                  limitation with respect to
      respect to investments in                        obligations issued or guaranteed
      obligations issued or guaranteed                 by the U.S. government, any state
      by the federal government and its                or territory of the United States,
      agencies and instrumentalities;                  or any of their agencies,
      (b) each utility (such as gas, gas               instrumentalities or political
      transmission, electric and                       subdivisions, and (b) assets may
      telephone service) will be                       be invested in the securities of
      considered a single industry for                 one or more diversified management
      purposes of this policy; and (c)                 investment companies to the extent
      wholly-owned finance companies                   permitted by the 1940 Act.
      will be considered to be in the
      industries of their parents if                   Notwithstanding the above
      their activities are primarily                   limitation, there is no limitation
      related to financing the                         with respect to investments by any
                                                       Money Market Fund in repurchase

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      activities of their parents.                     agreements, domestic bank
                                                       obligations and certain bank
                                                       obligations considered to be
                                                       issued by domestic banks pursuant
                                                       to regulations or pronouncements
                                                       of the SEC or its staff.

                                                       Notwithstanding the above
                                                       limitation, the Prime Fund will
                                                       invest more than 25% of its assets
                                                       in the banking and finance
                                                       industry.

LIMITATION ON LENDING

5.    The Funds may not make loans,              5.    A Fund may not make loans, except
      except that with respect to the                  to the extent permitted by the
      International Equity Fund it may                 1940 Act.
      invest in debt securities,
      repurchase agreements and
      securities loans and with respect
      to the Corporate Bond Fund, it may
      purchase or hold debt obligations
      in accordance with its investment
      objective, policies and
      limitations; may enter into
      repurchase agreements with respect
      to securities; and may lend
      portfolio securities against
      collateral consisting of cash or
      securities of the U.S. Government
      and its agencies and
      instrumentalities which are
      consistent with its permitted
      investments.

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON BORROWING

6.    The Funds may not borrow money for         6.    A Fund may not borrow money, issue
      the purpose of obtaining                         senior securities or mortgage,
      investment leverage or issue                     pledge or hypothecate its assets
      senior securities (as defined in                 except to the extent permitted
      the 1940 Act), provided that each                under the 1940 Act.
      Fund and the respective Master
      Portfolio may borrow from banks
      for temporary purposes and in an
      amount not exceeding 10% of the
      value of the total assets of each
      Fund or the respective Master
      Portfolio; or mortgage, pledge or
      hypothecate any assets, except in
      connection with any such borrowing
      and in amounts not in excess of
      the lesser of the dollar amounts
      borrowed or 10% of the value of
      its total assets at the time of
      such borrowing. This restriction
      shall not apply to (a) the sale of
      portfolio securities accompanied
      by a simultaneous agreement as to
      their repurchase, or (b)
      transactions in currency, options,
      futures contracts and options on
      futures contracts, or forward
      commitment transactions.

LIMITATION ON ISSUER CONCENTRATION

7.    The Funds may not purchase                 7.    A Fund may not purchase securities
      securities (except securities                    (except securities issued or
      issued by the

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      U.S. Government, its agencies or                 guaranteed by the U.S. Government,
      instrumentalities) if, as a                      its agencies or instrumentalities)
      result more than 5% of its total                 of any one issuer if, as a result,
      assets will be invested in the                   more than 5% of its total assets
      securities of any one issuer,                    will be invested in the securities
      except that up to 25% of its total               of such issuer or it would own
      assets may be invested without                   more than 10% of the voting
      regard to this 5% limitation;                    securities of such issuer, except
      provided that all of the assets of               that (a) up to 25% of its total
      the Funds may be invested in their               assets may be invested without
      respective Master Portfolio or                   regard to these limitations; and
      another investment company.                      (b) a Fund's assets may be
                                                       invested in the securities of one
      The Funds may not purchase                       or more diversified management
      securities of any issuer if as a                 investment companies to the extent
      result it would own more than 10%                permitted by the 1940 Act.
      of the voting securities of such
      issuer; provided that all of the                 Notwithstanding the foregoing
      assets of each Fund may be                       restriction, each of the Money
      invested in the respective Master                Market Funds, as a non-fundamental
      Portfolio or another investment                  policy, may invest without regard
      company.                                         to the 5% limitation in securities
                                                       subject to certain guarantees and
                                                       certain money market fund
                                                       securities in accordance with Rule
                                                       2a-7 under the 1940 Act or any
                                                       successor rule, and as otherwise
                                                       permitted in accordance with Rule
                                                       2a-7.

      LIMITATION ON SHORT SALES AND
      PURCHASING SECURITIES OR MARGIN

8.    The Funds may not purchase                 8.    Designate as non-fundamental and
      securities on margin (except for                 restate as follows:
      such short- term credits as may be
      necessary for the

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      clearance of transactions), make                 A Fund may not sell securities
      short sales of securities or                     short, maintain a short position
      maintain a short position. For                   or purchase securities on margin,
      this purpose, the deposit or                     except for such short-term credits
      payment by a Fund for initial or                 as may be necessary for the
      maintenance margin in connection                 clearance of transactions. For
      with futures contracts is not                    this purpose, the deposit or
      considered to be the purchase or                 payment by a Fund for initial or
      sale of a security on margin.                    maintenance margin in connection
                                                       with futures contracts is not
                                                       considered to be the purchase or
                                                       sale of a security on margin.

      LIMITATION ON PURCHASING
      SECURITIES OF OTHER INVESTMENT
      COMPANIES

9.    The Funds may not purchase                 9.    Designate as non-fundamental and
      securities of other investment                   restate as follows:
      companies to the extent prohibited
      by the 1940 Act, except that the                 A Fund may not purchase securities
      Corporate Bond Fund may purchase                 of other investment companies
      securities of other investment                   except as permitted by the 1940
      companies in connection with a                   Act.
      merger, consolidation, acquisition
      or reorganization; or as may
      otherwise be permitted by the 1940
      Act; provided that all of the
      assets of the Corporate Bond Fund
      may be invested in the Corporate
      Bond Master Portfolio or another
      investment company.

LIMITATION ON PUT, CALL, STRADDLE AND
SPREAD TRANSACTIONS

                 INTERNATIONAL EQUITY AND CORPORATE BOND FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
10.   The Funds may not write or sell            10.   Designate as non-fundamental and
      puts, calls, straddles, spreads or               restate as follows:
      combinations thereof, except that
      it may engage in options                         A Fund may not write or sell puts,
      transactions.                                    calls, straddles, spreads or
                                                       combinations thereof except that a
                                                       Fund may acquire standby
                                                       commitments and may enter into
                                                       futures contracts and options in
                                                       accordance with its investment
                                                       objective.

INVESTMENT OBJECTIVE

INTERNATIONAL EQUITY FUND

11.   The Fund seeks long-term capital           11.   Designate as non-fundamental and
      growth by investing primarily in                 leave unchanged.
      foreign equity securities.

CORPORATE BOND FUND

12.   The Fund seeks to provide                  12.   Designate as non-fundamental and
      investors with high current income               leave unchanged.
      consistent with reasonable
      investment risk.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.    The Funds may not underwrite any           1.    A Fund may not underwrite any
      issue of securities, provided,                   issue of securities within the
      however, that a Fund may invest                  meaning of the 1933 Act except
      all its assets in a diversified,                 when it might be technically
      open-end management investment                   deemed to be an underwriter either
      company, or a series thereof,                    (a) in connection with the
      having substantially the same                    disposition of a portfolio
      investment objectives, policies                  security or (b) in connection with
      and restrictions as such Fund,                   the purchase of securities
      without regard to the limitations                directly from the issuer thereof
      set forth in this paragraph.                     in accordance with its investment
                                                       objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.    The Funds may not purchase or sell         2.    A Fund may not purchase or sell
      real estate or real estate                       real estate, except a Fund may
      mortgage loans, but this shall not               purchase securities of issuers
      prevent investments in instruments               which deal or invest in real
      secured by real estate or                        estate and may purchase securities
      interests therein or in marketable               which are secured by real estate
      securities of issuers that engage                or interests in real estate.
      in real estate operations.

LIMITATION ON COMMODITY TRANSACTIONS

3.    The Funds may not purchase or sell         3.    A Fund may not purchase or sell
      commodities contracts, except that               commodities, except that a Fund
      any Fund may purchase or sell                    may, to the extent consistent with
      futures contracts on financial                   its investment objective, invest
      instruments, such as bank                        in securities of companies that
      certificates of deposit and U.S.                 purchase or sell commodities or
      Government securities, foreign                   which invest in such programs, and
      currencies and stock indexes and                 purchase and sell options, forward
      options

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      on any such futures if such                     contracts, futures contracts, and
      options are written by other                    options on futures contracts. This
      persons and if (i) the futures or               limitation does not apply to
      options are listed on a national                foreign currency transactions
      securities or commodities                       including without limitation
      exchange, (ii) the aggregate                    forward currency contracts.
      premiums paid on all such options
      that are held at any time do not
      exceed 20% of the total net assets
      of that Fund, and (iii) the
      aggregate margin deposits required
      on all such futures or options
      thereon held at any time do not
      exceed 5% of the total assets of
      the Fund.


LIMITATION ON INDUSTRY CONCENTRATION

4.    The Funds may not purchase any             4.    A Fund may not purchase any
      securities for any Fund that would               securities which would cause 25%
      cause more than 25% of the value                 or more of the value of its total
      of the Fund's total assets at the                assets at the time of purchase to
      time of such purchase to be                      be invested in the securities of
      invested in the securities of one                one or more issuers conducting
      or more issuers conducting their                 their principal business
      principal activities in the same                 activities in the same industry,
      industry; provided that there is                 provided that (a) there is no
      no limitation with respect to                    limitation with respect to
      investments in obligations issued                obligations issued or guaranteed
      or guaranteed by the United States               by the U.S. government, any state
      Government, its agencies and                     or territory of the United States,
      instrumentalities; and provided                  or any of their agencies,
      further that a Fund may invest all               instrumentalities or political
      its assets in a diversified,                     subdivisions, and (b) assets may
      open-end management investment                   be invested in the securities of
      company, or a series thereof, with               one or more diversified


                                       -17

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      substantially the same investment                management investment companies to
      objectives, policies and                         the extent permitted by the 1940
      restrictions as the Fund without                 Act.
      regard to the limitations set
      forth in this paragraph.                         Notwithstanding the above
                                                       limitation, there is no limitation
                                                       with respect to investments by any
                                                       Money Market Fund in repurchase
                                                       agreements, domestic bank
                                                       obligations and certain bank
                                                       obligations considered to be
                                                       issued by domestic banks pursuant
                                                       to regulations or pronouncements
                                                       of the SEC or its staff.

                                                       Notwithstanding the above
                                                       limitation, the Prime Fund will
                                                       invest more than 25% of its assets
                                                       in the banking and finance
                                                       industry.

LIMITATION ON LENDING

5.    The Funds may not make loans to            5.    A Fund may not make loans, except
      other persons, except that a Fund                to the extent permitted by the
      may make time or demand deposits                 1940 Act.
      with banks, provided that time
      deposits shall not have an
      aggregate value in excess of 10%
      of a Fund's net assets, and may
      purchase bonds, debentures or
      similar obligations that are
      publicly distributed, may loan
      portfolio securities not in excess
      of 10% of the value of the total
      assets of such Fund, and may enter
      into repurchase agreements as

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------

      long as repurchase agreements
      maturing in more than seven days
      do not exceed 10% of the value of
      the total assets of a Fund.

LIMITATION ON BORROWING

6.    The Funds may not borrow money for         6.    A Fund may not borrow money, issue
      any Fund except for temporary                    senior securities or mortgage,
      emergency purposes and then only                 pledge or hypothecate its assets
      in an amount not exceeding 5% of                 except to the extent permitted
      the value of the total assets of                 under the 1940 Act.
      that Fund. Borrowing shall, for
      purposes of this paragraph,
      include reverse repurchase
      agreements. Any borrowings, other
      than reverse repurchase
      agreements, will be from banks.
      Pacific Horizon will repay all
      borrowings in any Fund before
      making additional investments for
      that Fund and interest paid on
      such borrowings will reduce
      income.

      The Funds may not pledge, mortgage
      or hypothecate the assets of any
      Fund to any extent greater than
      10% of the value of the total
      assets of that Fund.

      The Funds may not issue senior
      securities.

LIMITATION ON ISSUER DIVERSIFICATION

7.    The Funds may not purchase                 7.    A Fund may not purchase securities
      securities (except securities                    (except securities issued or
      issued by the

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      U.S. Government, its agencies or                 guaranteed by the U.S. Government,
      instrumentalities) if, as a                      its agencies or instrumentalities)
      result, more than 5% of its total                of any one issuer if, as a result,
      assets will be invested in the                   more than 5% of its total assets
      securities of any one issuer or it               will be invested in the securities
      would own more than 10% of the                   of such issuer or it would own
      voting securities of such issuer,                more than 10% of the voting
      except that up to 25% of its total               securities of such issuer, except
      assets may be invested without                   that (a) up to 25% of its total
      regard to these limitations; and                 assets may be invested without
      provided that all of its assets                  regard to these limitations; and
      may be invested in a diversified,                (b) a Fund's assets may be
      open-end management investment                   invested in the securities of one
      company, or a series thereof, with               or more diversified, management
      substantially the same investment                investment companies to the extent
      objectives, policies and                         permitted by the 1940 Act.
      restrictions without regard to the
      limitations set forth in this                    Notwithstanding the foregoing
      paragraph.                                       restriction, each of the Money
                                                       Market Funds, as a non-fundamental
                                                       policy, may invest without regard
                                                       to the 5% limitation in securities
                                                       subject to certain guarantees and
                                                       certain money market fund
                                                       securities in accordance with Rule
                                                       2a-7 under the 1940 Act or any
                                                       successor rule, and as otherwise
                                                       permitted in accordance with Rule
                                                       2a-7.

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.    The Funds may not purchase on              8.    Designate as non-fundamental and
      margin or sell short.                            restate as follows:

                                                       A Fund may not sell securities
                                                       short, maintain a short position
                                                       or purchase securities on margin,
                                                       except for such short-term credits
                                                       as may necessary for the clearance
                                                       of transactions. For this purpose,
                                                       the deposit or payment by a Fund
                                                       for initial or maintenance margin
                                                       in connection with futures
                                                       contracts is not considered to be
                                                       the purchase or sale of a security
                                                       on margin.

LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

9.   The Funds may not purchase                  9.    Designate as non-fundamental and
     securities of any other                           restate as follows:
     investment company (except
     in connection with a                              A Fund may not purchase securities
     merger, consolidation,                            of other investment companies
     acquisition or                                    except as permitted by the 1940
     reorganization) if,                               Act.
     immediately after such
     purchase, Pacific Horizon
     (and any companies
     controlled by it) would
     own in the aggregate (i)
     more than 3% of the total
     outstanding voting stock
     of such investment
     company, (ii) securities
     issued by such investment
     company would have an
     aggregate value in excess

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------

      of 5% of the value of the total
      assets of Pacific Horizon, or
      (iii) securities issued by such
      investment company and all other
      investment companies would have an
      aggregate value in excess of 10%
      of the value of the total assets
      of Pacific Horizon provided,
      however, that a Fund may invest
      all its assets in a diversified,
      open-end management investment
      company, or a series thereof,
      having substantially the same
      investment objectives, policies
      and restrictions as such Fund,
      without regard to the limitations
      set forth in this paragraph.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

10.   The Funds may not invest in or             10.   Designate as non-fundamental and
      sell put, call, straddle or spread               restate as follows:
      options or interests in oil, gas
      or other mineral exploration or                  A Fund may not write or sell puts,
      development programs.                            calls, straddles, spreads or
                                                       combinations thereof except that a
                                                       Fund may acquire standby
                                                       commitments and may enter into
                                                       futures contracts and options in
                                                       accordance with its investment
                                                       objective.

LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES

11.   The Funds may not invest the               11.   Designate as non-fundamental and
      assets of any Fund in                            restate as follows:
      nonmarketable securities

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      that are not readily marketable                  A Fund may not invest more than
      (including repurchase agreements                 15% (10% with respect to the Money
      maturing in more than seven days,                Market Funds) of its net assets in
      securities described in                          illiquid securities.
      restriction (2) with respect to
      such Fund in the Prospectuses,
      restricted securities, certain OTC
      options and securities used as
      cover for such options and
      stripped mortgage-backed
      securities) to any extent greater
      than 10% of the value of the total
      assets of that Fund; provided,
      however, that a Fund may invest
      all its assets in a diversified,
      open-end management investment
      company, or a series thereof with
      substantially the same investment
      objectives, policies and
      restrictions as the Fund, without
      regard to the limitations set
      forth in this paragraph.

LIMITATION ON PURCHASE OF SECURITIES BY
BOARD MEMBERS

12.   The Funds may not purchase or              12.   This investment limitation will be
      retain securities of an issuer if                eliminated.
      those members of the Board of
      Pacific Horizon or the Master
      Portfolio, each of whom own more
      than 1/2 of 1% of such securities,
      together own more than 5% of the
      securities of such issuer,
      provided, however, that a Fund may
      invest all its assets in a
      diversified, open-end management

            INTERMEDIATE BOND, BLUE CHIP AND ASSET ALLOCATION FUNDS

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------

      investment company, or a series
      thereof, having substantially the
      same investment objectives,
      policies and restrictions as such
      Fund, without regard to the
      limitations set forth in this
      paragraph.


INVESTMENT OBJECTIVE

INTERMEDIATE BOND FUND

13.   The Fund seeks to obtain interest          13.   Designate as non-fundamental and
      income and capital appreciation.                 leave unchanged.


BLUE CHIP FUND

14.   The Fund seeks long-term capital           14.   Designate as non-fundamental and
      appreciation through investment in               leave unchanged.
      blue chip stocks.

ASSET ALLOCATION FUND

15.   The Fund seeks long-term growth            15.   Designate as non-fundamental and
      from capital appreciation and                    leave unchanged.
      dividend and interest income.

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.    The Fund may not underwrite the            1.    A Fund may not underwrite any
      securities of other issuers.                     issue of securities within the
                                                       meaning of the 1933 Act except
                                                       when it might be technically
                                                       deemed to be an underwriter either
                                                       (a) in connection with the
                                                       disposition of a portfolio
                                                       security in connection with or (b)
                                                       the purchase of securities
                                                       directly from the issuer thereof
                                                       in accordance with its investment
                                                       objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.    The Fund may not purchase or sell          2.    A Fund may not purchase or sell
      real estate (however, the Fund                   real estate, except a Fund may
      may, to the extent appropriate to                purchase securities of issuers
      its investment objective, purchase               which deal or invest in real
      securities issued by companies                   estate and may purchase securities
      investing in real estate or                      which are secured by real estate
      interests therein).                              or interests in real estate.

LIMITATION ON COMMODITY TRANSACTIONS

3.    The Fund may not purchase or sell          3.    A Fund may not purchase or sell
      commodity contracts, or invest in                commodities, except that a Fund
      oil, gas or mineral exploration or               may, to the extent consistent with
      development programs, except that                its investment objective, invest
      the Fund may, to the extent                      in securities of companies that
      appropriate to its investment                    purchase or sell commodities or
      objective, purchase publicly                     which invest in such programs, and
      traded securities of companies                   purchase and sell options, forward
      engaging in whole or in part in                  contracts, futures contracts, and
      such activities,                                 options on

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      and may enter into futures                       futures contracts. This limitation
      contract and related options.                    does not apply to foreign currency
                                                       transactions including without
                                                       limitation forward currency
                                                       contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.    The Fund may not purchase any              4.    A Fund may not purchase any
      securities which would cause 25%                 securities which would cause 25%
      or more of the Fund's total assets               or more of the value of its total
      at the time of purchase to be                    assets at the time of purchase to
      invested in the securities of one                be invested in the securities of
      or more issuers conducting their                 one or more issuers conducting
      principal business activities in                 their principal business
      the same industry, provided that                 activities in the same industry,
      (a) there is no limitation with                  provided that (a) there is no
      respect to obligations issued or                 limitation with respect to
      guaranteed by the U.S. Government,               obligations issued or guaranteed
      its agencies or instrumentalities;               by the U.S. government, any state
      (b) wholly-owned finance companies               or territory of the United States,
      will be considered to be in the                  or any of their agencies,
      industries of their parents if                   instrumentali- ties or political
      their activities are primarily                   subdivisions, and (b) assets may
      related to financing the                         be invested in the securities of
      activities of the parents; and (c)               one or more diversified management
      the industry classification of                   investment companies to the extent
      utilities will be determined                     permitted by the 1940 Act.
      according to their service. For
      example, gas, gas transmission,                  Notwithstanding the above
      electric and gas, electric and                   limitation, there is no limitation
      telephone will be considered a                   with respect to investments by any
      separate industry.                               Money Market Fund in repurchase
                                                       agreements, domestic bank
                                                       obligations and certain bank
                                                       obligations considered to be
                                                       issued by

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
                                                       domestic banks pursuant to
                                                       regulations or pronouncements of
                                                       the SEC or its staff.

                                                       Notwithstanding the above
                                                       limitation, the Prime Fund will
                                                       invest more than 25% of its assets
                                                       in the banking and finance
                                                       industry.

LIMITATION ON LENDING

5.    The Fund may not make loans except         5.    A Fund may not make loans, except
      that the Fund may purchase or hold               to the extent permitted by the
      debt instruments or enter into                   1940 Act.
      repurchase agreements pursuant to
      its investment objective and
      policies and may lend portfolio
      securities in an amount not
      exceeding 30% of its total assets.

LIMITATION ON BORROWING

6.    The Fund may not borrow money or           6.    A Fund may not borrow money, issue
      issue senior securities, except                  senior securities or mortgage,
      that the Fund may borrow from                    pledge or hypothecate its assets
      banks or enter into reverse                      except to the extent permitted
      repurchase agreements to meet                    under the 1940 Act.
      redemptions or for other temporary
      purposes in amounts up to 10% of
      its total assets at the time of
      such borrowing; or mortgage,
      pledge or hypothecate any assets
      except in connection with any such
      borrowing and in amounts not in
      excess of the lesser of the dollar

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      amounts borrowed or 10% of its
      total assets at the time of such
      borrowing; or purchase securities
      at any time after such borrowings
      (including reverse repurchase
      agreements) have been entered into
      and before they are repaid. The
      Fund's transactions in futures and
      related options (including the
      margin posted by the Fund in
      connection with such transactions)
      are not subject to this investment
      limitation.

LIMITATION ON ISSUER CONCENTRATION

7.    The Fund may not purchase                  7.    A Fund may not purchase securities
      securities of any one issuer                     (except securities issued or
      (other than obligations issued or                guaranteed by the U.S. Government,
      guaranteed by U.S. Government, its               its agencies or instrumentalities)
      agencies or instrumentalities) if                of any one issuer if as a result,
      immediately thereafter more than                 more than 5% of its total assets
      15% of its total assets would be                 would be invested in the
      invested in certificates of                      securities of such issuer or it
      deposit or bankers' acceptances of               would own more than 10% of the
      any one bank, or more than 5% of                 voting securities of such issuer,
      its total assets would be invested               except that (a) up to 25% of the
      in other securities of any one                   Fund's total assets may be
      bank or the securities of any                    invested without regard to these
      other issuer (except that up to                  limitations; and (b) a Fund's
      25% of the Fund's total assets may               assets may be invested in the
      be invested without regard to this               securities of one or more
      limitation).                                     diversified management investment
                                                       companies to the extent permitted
                                                       by the 1940 Act.

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
                                                       Notwithstanding the foregoing
                                                       restriction, each of the Money
                                                       Market Funds, as a non-fundamental
                                                       policy, may invest without regard
                                                       to the 5% limitation in securities
                                                       subject to certain guarantees and
                                                       certain money market fund
                                                       securities in accordance with Rule
                                                       2a-7 under the 1940 Act or any
                                                       successor rule, and as otherwise
                                                       permitted in accordance with Rule
                                                       2a-7.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.    The Fund may not purchase                  8.    Designate as non-fundamental and
      securities on margin, make short                 restate as follows:
      sales of securities or maintain a
      short position, except that this                 A Fund may not sell securities
      limitation shall not apply to                    short, maintain a short position
      transactions in futures contracts                or purchase securities on margin,
      and related options.                             except for such short-term credits
                                                       as may be necessary for the
                                                       clearance of transactions. For
                                                       this purpose, a deposit or payment
                                                       by a Fund for initial or
                                                       maintenance margin in connection
                                                       with future contracts is not
                                                       considered to be the purchase or
                                                       sale of a security on margin.

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL

9.    The Fund may not purchase                  9.    Designate as non-fundamental and
      securities of companies for the                  leave unchanged.
      purpose of exercising control.


LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

10.   The Fund may not acquire any other         10.   Designate as non-fundamental and
      investment company or investment                 restate as follows:
      company security except in
      connection with a merger,                        A Fund may not purchase securities
      consolidation, reorganization or                 of other investment companies
      acquisition of assets or as may                  except as permitted by the 1940
      otherwise be permitted by the                    Act.
      Investment Company Act of 1940.

LIMITATION ON ILLIQUID SECURITIES

11.  The Fund may not purchase                   11.   Designate as non-fundamental and
     securities without                                restate as follows:
     available market
     quotations which cannot be                        A Fund may not invest more than
     sold without registration                         15% (10% with respect to the Money
     or the filing of a                                Market Funds) of its net assets in
     notification under Federal                        illiquid securities.
     or state securities laws,
     enter into repurchase
     agreements providing for
     settlement more than seven
     days after notice, or
     purchase any other
     securities deemed illiquid
     by the Directors if, as a
     result, such securities
     and repurchase agreements
     would exceed 10% of the
     Fund's total value.

                            AGGRESSIVE GROWTH FUND

Current Fundamental Investment                   Proposed Fundamental
Limitation                                       Investment Limitation
----------                                       ---------------------
      The Fund intends that variable
      amount master demand notes with
      maturities of nine months or less,
      as well as any investments in
      securities that are not registered
      under the 1933 Act but that may be
      purchased by institutional buyers
      under Rule 144A and for which a
      liquid trading market exists as
      determined by the Board of
      Directors or Bank of America
      (pursuant to guidelines adopted by
      the Board), will not be subject to
      this 10% limitation on illiquid
      securities.

LIMITATION ON INVESTMENT IN EQUITY
SECURITIES

12.   Except for temporary defensive             12.   Designate as non-fundamental and
      periods, the Aggressive Growth                   leave unchanged.
      Fund will invest at least 65% of
      its total assets in equity
      securities.

INVESTMENT OBJECTIVE

13.   The Fund seeks to achieve maximum          13.   Designate as non-fundamental and
      capital appreciation.                            leave unchanged.

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.       The Funds may not underwrite any              1.       A Fund may not underwrite any issue
         issue of securities, except to the                     of securities within the meaning of
         extent that the purchase of                            the 1933 Act except when it might be
         securities directly from the issuer                    technically deemed to be an
         thereof in accordance with the                         underwriter either (a) in connection
         Fund's investment objective,                           with the disposition of a portfolio
         policies and limitations may be                        security or (b) in connection with
         deemed to be underwriting.                             the purchase of securities directly
                                                                from the issuer thereof in
                                                                accordance with its investment
                                                                objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.       The Funds may not purchase or sell            2.       A Fund may not purchase or sell real
         real estate, except that a Fund may,                   estate, except a Fund may purchase
         to the extent appropriate to its                       securities of issuers which deal or
         investment objective, invest in GNMA                   invest in real estate and may
         Certificates and securities issued                     purchase securities which are
         by companies which invest in real                      secured by real estate or interests
         estate or interests therein.                           in real estate.

LIMITATION ON COMMODITY TRANSACTIONS

3.       The Funds may not purchase or sell            3.       A Fund may not purchase or sell
         commodities or commodity contracts,                    commodities, except that a Fund may
         or invest in oil, gas or mineral                       to the extent consistent with its
         exploration or development programs,                   investment objective, invest in
         except that: (a) a Fund may, to the                    securities of companies that
         extent appropriate to its investment                   purchase or sell commodities or
         objective, invest in securities                        which invest in such programs, and
         issued by companies which                              purchase and sell options, forward
                                                                contracts, futures

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         purchase or sell commodities or                        contracts, and options on futures
         commodity contracts or which invest                    contracts. This limitation does not
         in such programs; and (b) a Fund may                   apply to foreign currency
         purchase and sell futures contracts                    transactions including without
         and options on futures contracts.                      limitation forward currency
                                                                contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.       The Funds may not purchase any                4.       A Fund may not purchase any
         securities which would cause 25% or                    securities which would cause 25% or
         more of the value of its total                         more of the value of its total
         assets at the time of such purchase                    assets at the time of purchase to be
         to be invested in the securities of                    invested in the securities of one or
         one or more issuers conducting their                   more issuers conducting their
         principal business activities in the                   principal business activities in the
         same industry; provided, however,                      same industry, provided that (a)
         that (a) there is no limitation with                   there is no limitation with respect
         respect to investments in                              to obligations issued or guaranteed
         obligations issued or guaranteed by                    by the U.S. government, any state or
         the federal government and its                         territory of the United States, or
         agencies and instrumentalities; (b)                    any of their agencies,
         each utility (such as gas, gas                         instrumentalities or political
         transmission, electric and telephone                   subdivisions, and (b) assets may be
         service) will be considered a single                   invested in the securities of one or
         industry for purposes of this                          more diversified management
         policy; and (c) wholly-owned finance                   investment companies to the extent
         companies will be considered to be                     permitted by the 1940 Act.
         in the industries of their parents
         if their activities are primarily                      Notwithstanding the above
         related to financing the activities                    limitation, there is no limitation
         of their parents.                                      with respect to investments by any
                                                                Money Market Fund in repurchase
                                                                agreements, domestic bank
                                                                obligations and certain

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                bank obligations considered to be
                                                                issued by domestic banks pursuant to
                                                                regulations or pronouncements of the
                                                                SEC or its staff.

                                                                Notwithstanding the above
                                                                limitation, the Prime Fund will
                                                                invest more than 25% of its assets
                                                                in the banking and finance industry.

LIMITATION ON LENDING

5.       The Funds may not make loans, except          5.       A Fund may not make loans, except to
         that the Funds may purchase or hold                    the extent permitted by the 1940
         debt obligations in accordance with                    Act.
         its investment objective, policies
         and limitations; may enter into
         repurchase agreements with respect
         to securities; and may lend
         portfolio securities against
         collateral consisting of cash or
         securities of the U.S. Government
         and its agencies and its agencies
         and instrumentalities which are
         consistent with its permitted
         investments.

LIMITATION ON BORROWING

6.       The Funds may not borrow money                6.       A Fund may not borrow money, issue
         except from banks for temporary                        senior securities or mortgage,
         purposes and in an amount not                          pledge or hypothecate its assets
         exceeding 10% of the value of the                      except to the extent permitted under
         Fund's total assets, issue senior                      the 1940 Act.
         securities (as defined in the 1940
         Act)

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         or mortgage, pledge or hypothecate
         any assets except in connection with
         any such borrowing and in amounts
         not in excess of the lesser of the
         dollar amounts borrowed or 10% of
         the value of the Fund's total assets
         at the time of such borrowing.
         Borrowing may take the form of sale
         of portfolio securities accompanied
         by a simultaneous agreement as to
         their repurchase. (This borrowing
         provision is not for investment
         leverage, but solely to facilitate
         management of the Fund's portfolio
         by enabling the Fund to meet
         redemption requests when the
         liquidation of portfolio securities
         is deemed to be disadvantageous or
         inconvenient. The Fund will not
         purchase any securities while
         borrowings are outstanding. Interest
         paid on borrowed funds will reduce
         the net investment income of the
         Fund.) For the purpose of this
         restriction, collateral or escrow
         arrangements with respect to margin
         for futures contracts are not deemed
         to be a pledge of assets, and
         neither such arrangements nor the
         purchase of futures contracts are
         deemed to be

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         the issuance of a senior security.

LIMITATION ON ISSUER CONCENTRATION

7.       The Funds may not purchase the                7.       A Fund may not purchase the
         securities of any issuer if as a                       securities (except securities issued
         result more than 5% of the value of                    or guaranteed by the U.S.
         the Fund's total assets would be                       Government, its agencies or
         invested in the securities of such                     instrumentalities) if as a result,
         issuer, except that up to 25% of the                   more than 5% of the value of its
         value of the Fund's total assets may                   total assets would be invested, in
         be invested without regard to this                     the securities of one issuer, or it
         5% limitation. Securities issued or                    would own 10% of the outstanding
         guaranteed by the United States                        voting securities of such issuer,
         Government or its agencies or                          except that up to 25% of the (a)
         instrumentalities are not subject to                   Fund's total assets may be invested
         this investment limitation.                            without regard to these limitations;
                                                                and (b) a Fund's assets may be
         The Funds may not purchase                             invested in the securities of one or
         securities of any issuer if as a                       more diversified management
         result the Fund will own more than                     investment companies to the extent
         10% of the voting securities of such                   permitted by the 1940 Act.
         issuer.
                                                                Notwithstanding the foregoing
                                                                restriction, each of the Money
                                                                Market Funds, as a non- fundamental
                                                                policy, may invest without regard to
                                                                the 5% limitation in securities
                                                                subject to certain guarantees and
                                                                certain money market fund securities
                                                                in accordance with Rule 2a-7 under
                                                                the 1940 Act or any successor rule,
                                                                and as otherwise permitted in
                                                                accordance with Rule 2a-7.

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON SHORT SALES AND
PURCHASING SECURITIES OR MARGIN

8.       The Funds may not purchase                    8.       Designate as non-fundamental and
         securities on margin (except for                       restate as follows:
         such short- term credits as may be
         necessary for the clearance of                         A Fund may not sell securities
         transactions), make short sales of                     short, maintain a short position, or
         securities or maintain a short                         purchase securities on margin,
         position.                                              except for such short-term credits
                                                                as may be necessary for the
                                                                clearance of transactions. For this
                                                                purpose, a deposit or payment by a
                                                                Fund for initial or maintenance
                                                                margin in connection with future
                                                                contracts is not considered to be
                                                                the purchase or sale of a security
                                                                on margin.

LIMITATION ON PURCHASING SECURITIES
OF OTHER INVESTMENT COMPANIES

9.       The Funds may not purchase                    9.       Designate non-fundamental and
         securities of other investment                         restate as follows:
         companies, except (a) securities of
         money-market funds, to the extent                      A Fund may not purchase securities
         permitted by the Investment Company                    of other investment companies,
         Act of 1940, or (b) in connection                      except as permitted by the 1940 Act.
         with a merger, consolidation,
         acquisition or reorganization.

LIMITATION ON PUT, CALL, STRADDLE
AND SPREAD TRANSACTIONS

10.      The Funds may not write or sell               10.      Designate as non-fundamental and
         puts, calls, straddles, spreads or                     restate as follows:
         combinations thereof, except that
         the Funds may                                          A Fund may not write or sell puts,
                                                                calls,

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         write covered call options.                            straddles, spreads or combinations
                                                                thereof except that a Fund may
                                                                acquire standby commitments and may
                                                                enter into futures contracts and
                                                                options in accordance with its
                                                                investment objectives.

LIMITATION ON ILLIQUID SECURITIES

11.      The Funds may not invest more than            11.      Designate as non-fundamental and
         10% of the value of its total assets                   restate as follows:
         in securities with legal or
         contractual restrictions on resale                     A Fund may not invest more than 15%
         (including repurchase agreements                       (10% with respect to the Money
         with terms greater than seven days                     Market Funds) of its net assets in
         over the-counter options and the                       illiquid securities.
         securities covering such options).

LIMITATION ON UNSEASONED ISSUERS

12.      The Funds may not purchase                    12.      This investment limitation will be
         securities of any issuer which has                     eliminated.
         been in continuous operation for
         less than three years (including
         operations of its predecessors),
         except obligations issued or
         guaranteed by the U.S. government or
         its agencies.

LIMITATION ON INVESTMENT IN GNMA
CERTIFICATES (U.S. GOVERNMENT
SECURITIES FUND ONLY)

13.      Under normal market conditions, the           13.      Designate as non-fundamental and
         U.S. Government Securities Fund may                    restate as follows:
         not invest less than 65% of its
         total assets in GNMA Certificates.                     Under normal market conditions, the
                                                                U.S.

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                Government Securities Fund may not
                                                                invest less than 65% of its total
                                                                assets in securities issued by the
                                                                U.S. Government, its agencies,
                                                                instrumentalities or sponsored
                                                                enterprises.

LIMITATION ON INVESTMENT IN
CONVERTIBLE SECURITIES (CAPITAL
INCOME FUND ONLY)

14.      Under normal market conditions, the           14.      Designate as non-fundamental and
         Capital Income Fund may not invest                     leave unchanged.
         less than 65% of its total assets in
         Convertible Securities. For purposes
         of this limitation, securities
         acquired upon the conversion of
         Convertible Securities are deemed to
         be Convertible Securities for a
         period of two months after the
         effective date of their conversion.

INVESTMENT OBJECTIVE

U.S. GOVERNMENT SECURITIES FUND

15.      The Fund strives to provide                   15.      Designate as non-fundamental and
         investors with a high level of                         leave unchanged.
         current income, consistent with
         preservation of capital.

            U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
CAPITAL INCOME FUND

16.      The Fund seeks to provide investors           17.      Designate as non-fundamental and
         with a total investment return,                        leave unchanged.
         comprised of current income and
         capital appreciation, consistent
         with prudent investment risk.

                         CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.       The Fund may not underwrite the               1.       A Fund may not underwrite any issue
         securities of other issuers.                           of securities within the meaning of
                                                                the 1933 Act except when it might be
                                                                technically deemed to be an
                                                                underwriter either (a) in connection
                                                                with the disposition of a portfolio
                                                                security or (b) in connection with
                                                                the purchase of securities directly
                                                                from the issuer thereof in
                                                                accordance with its investment
                                                                objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.       The Fund may not purchase or sell             2.       A Fund may not purchase or sell real
         real estate (however, the Fund may,                    estate, except a Fund may purchase
         to the extent appropriate to its                       securities of issuers which deal or
         investment objective, purchase                         invest in real estate and may
         Municipal Securities secured by real                   purchase securities which are
         estate or interests therein or                         secured by real estate or interests
         securities issued by companies                         in real estate.
         investing in real estate or
         interests therein).

LIMITATION ON COMMODITY TRANSACTIONS

3.       The Fund may not purchase or sell             3.       A Fund may not purchase or sell
         commodity contracts, or invest in                      commodities, except that a Fund may,
         oil, gas or mineral exploration or                     to the extent consistent with its
         development programs (however, the                     investment objective, invest in
         Fund may, to the extent appropriate                    securities of companies that
         to its investment objective,                           purchase or sell commodities or
         purchase publicly traded securities                    which invest in such programs, and
         of companies                                           purchase and sell options, forward

                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         engaging in whole or in part in such                   contracts, futures contracts, and
         activities).                                           options on futures contracts or
                                                                indices. This limitation does not
                                                                apply to foreign currency
                                                                transactions including without
                                                                limitation forward currency
                                                                contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.       The Fund may not purchase any                 4.       A Fund may not purchase any
         securities which would cause 25% or                    securities which would cause 25% or
         more of the Fund's total assets at                     more of the value of its total
         the time of purchase to be invested                    assets at the time of purchase to be
         in the securities of one or more                       invested in the securities of one or
         issuers conducting their principal                     more issuers conducting their
         business activities in the same                        principal business activities in the
         industry, provided that this                           same industry, provided that (a)
         limitation shall not apply to                          there is no limitation with respect
         Municipal Securities or governmental                   to obligations issued or guaranteed
         guarantees of Municipal Securities;                    by the U.S. government, any state or
         and provided, further, that for the                    territory of the United States, or
         purpose of this limitation only,                       any of their agencies,
         industrial development bonds that                      instrumentalities or political
         are backed only by the assets and                      subdivisions, and (b) assets may be
         revenues of a nongovernmental user                     invested in the securities of one or
         shall not be deemed to be Municipal                    more diversified management
         Securities.                                            investment companies to the extent
                                                                permitted by the 1940 Act.

                                                                Notwithstanding the above
                                                                limitation, there is no limitation
                                                                with respect to investments by any
                                                                Money Market Fund in repurchase
                                                                agreements, domestic bank

                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                obligations and certain bank
                                                                obligations considered to be issued
                                                                by domestic banks pursuant to
                                                                regulations or pronouncements of the
                                                                SEC or its staff.

                                                                Notwithstanding the above
                                                                limitation, the Prime Fund will
                                                                invest more than 25% of its assets
                                                                in the banking and finance industry.

LIMITATION ON LENDING

5.       The Fund may not make loans except            5.       A Fund may not make loans, except to
         that the Fund may purchase or hold                     the extent permitted by the 1940
         debt instruments and enter into                        Act.
         repurchase agreements pursuant to
         its investment objective and
         policies.

LIMITATION ON BORROWING

6.       The Funds may not borrow money or             6.       A Fund may not borrow money, issue
         issue senior securities, except that                   senior securities or mortgage,
         the Fund may borrow from banks or                      pledge or hypothecate its assets
         enter into reverse repurchase                          except to the extent permitted under
         agreements to meet redemptions or                      the 1940 Act.
         for other temporary purposes in
         amounts up to 10% of its total
         assets at the time of such
         borrowing; or mortgage, pledge or
         hypothecate any assets except in
         connection with any such borrowing
         and in amounts not in excess of the
         lesser of the dollar amounts
         borrowed or 10% of

                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         its total assets at the time of such
         borrowing.

         The Fund may not purchase securities
         while its borrowings (including
         reverse repurchase agreements) are
         outstanding.

LIMITATION ON ISSUER CONCENTRATION

7.       The Fund may not purchase securities          7.       A Fund may not purchase securities
         of any one issuer (other than                          (except securities issued or
         obligations issued or guaranteed by                    guaranteed by the U.S. Government,
         the U.S. Government, its agencies or                   its agencies or instrumentalities)
         instrumentalities) if immediately                      of any one issuer if as a result
         thereafter more than 15% of its                        more than 5% of its total assets
         total assets would be invested in                      would be invested in the securities
         certificates of deposit or bankers'                    of such issuer or it would own more
         acceptances of any one bank, or more                   than 10% of the outstanding voting
         than 5% of its total assets would be                   securities of such issuer, except
         invested in other securities of any                    that (a) up to 25% of the Fund's
         one bank or the securities of any                      total assets may be invested without
         other issuer (except that up to 25%                    regard to these limitations; and (b)
         of the Fund's total assets may be                      a Fund's assets may be invested in
         invested without regard to this                        the securities of one or more
         limitation).                                           diversified management investment
                                                                companies to the extent permitted by
                                                                the 1940 Act.

                                                                Notwithstanding the foregoing
                                                                restriction, each of the Money
                                                                Market Funds, as a non- fundamental
                                                                policy, may invest without regard to
                                                                the 5% limitation in securities
                                                                subject to

                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                certain guarantees and certain money
                                                                market fund securities in accordance
                                                                with Rule 2a-7 under the 1940 Act or
                                                                any successor rule, and as otherwise
                                                                permitted in accordance with Rule
                                                                2a-7.


LIMITATION ON SHORT SALES AND
PURCHASING SECURITIES ON MARGIN

8.       The Fund may not purchase securities          8.       Designate as non-fundamental and
         on margin, make short sales of                         restate as follows:
         securities or maintain a short
         position.                                              A Fund may not sell securities
                                                                short, maintain a short position, or
                                                                purchase securities on margin,
                                                                except for such short-term credits
                                                                as may be necessary for the
                                                                clearance of transactions. For this
                                                                purpose, a deposit or payment by a
                                                                Fund for initial or maintenance
                                                                margin in connection with futures
                                                                contracts is not considered to be
                                                                the purchase or sale of a security
                                                                on margin.

LIMITATION ON PURCHASING SECURITIES
OF COMPANIES FOR THE PURPOSE
OF EXERCISING CONTROL

9.       The Fund may not purchase securities          9.       Designate as non-fundamental and
         of companies for the purpose of                        leave unchanged.
         exercising control.

LIMITATION ON PURCHASING SECURITIES
OF OTHER INVESTMENT COMPANIES

10.      The Fund may not acquire any other            10.      Designate as non-fundamental and
         investment company or investment                       restate as follows:


                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         company security except in                             A Fund may not purchase securities
         connection with a merger,                              of other investment companies except
         consolidation, reorganization or                       as permitted by the 1940 Act.
         acquisition of assets.

LIMITATION ON PUT, CALL, STRADDLE
AND SPREAD TRANSACTIONS

11.      The Fund may not write or sell puts,          11.      Designate as non-fundamental
         calls, straddles, spreads, or                          restate as follows:
         combinations thereof except that the
         Fund may acquire stand-by                              A Fund may not write or sell puts,
         commitments with respect to its                        calls, straddles, spreads or
         Municipal Securities.                                  combinations thereof except that a
                                                                Fund may acquire standby commitments
                                                                and may enter into futures contracts
                                                                and options in accordance with its
                                                                investment objective.

LIMITATION ON ILLIQUID SECURITIES

12.      The Fund may not invest more than             12.      Designate as non-fundamental and
         10% of its total assets in                             restate as follows:
         securities with legal or contractual
         restrictions on resale or for which                    A Fund may not invest more than 15%
         no readily available market exists,                    (10% with respect to the Money
         including repurchase agreements                        Market Funds) of its net assets in
         providing for settlement more than                     illiquid securities.
         seven days after notice.

                        CALIFORNIA TAX-EXEMPT BOND FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON UNSEASONED ISSUERS

13.      The Fund may not invest in                    13.      This fundamental investment
         industrial revenue bonds where the                     limitation will be eliminated.
         payment of principal and interest
         are the responsibility of a company
         (including its predecessors) with
         less than three years of continuous
         operation.

INVESTMENT OBJECTIVE

14.      The Fund seeks as high a level of             14.      Designate as non-fundamental and
         current interest income free of                        leave unchanged.
         Federal Income Tax and California
         state personal income tax as is
         consistent with prudent investment
         management and preservation of
         capital.

LIMITATION ON INVESTMENT IN CALIFORNIA
MUNICIPAL SECURITIES

15.      The Fund, under normal                        15.      Designate as non-fundamental and
         circumstances, will invest at least                    restate as follows:
         80% of its assets in California
         municipal securities.                                  The Fund, under normal
                                                                circumstances, will invest at least
                                                                65% of its assets in California
                                                                municipal securities.

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.       The Fund may not underwrite the               1.       A Fund may not underwrite any issue
         securities of other issuers,                           of securities within the meaning of
         provided that all of the assets of                     the 1933 Act except when it might be
         the Fund may be invested in another                    technically deemed to be an
         investment company.                                    underwriter either (a) in connection
                                                                with the disposition of a portfolio
                                                                security or (b) in connection with
                                                                the purchase of securities directly
                                                                from the issuer thereof in
                                                                accordance with its investment
                                                                objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.       The Fund may not purchase or sell             2.       A Fund may not purchase or sell real
         real estate, except that the Fund                      estate, except a Fund may purchase
         may, to the extent appropriate to                      securities of issuers which deal or
         its investment objective, invest in                    invest in real estate and may
         securities and instruments                             purchase securities which are
         guaranteed by agencies or                              secured by real estate or interests
         instrumentalities of the U.S.                          in real estate.
         Government, and securities issued by
         companies which invest in real
         estate or interests therein.

LIMITATION ON COMMODITY TRANSACTIONS

3.       The Fund may not purchase or sell             3.       A Fund may not purchase or sell
         commodities or commodity contracts,                    commodities, except that a Fund may,
         or invest in oil, gas or mineral                       to the extent consistent with its
         exploration or development programs.                   investment objective, invest in
         This restriction shall not apply to                    securities of companies that
         securities issued by companies which                   purchase or sell commodities or
                                                                which invest in such programs,

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         purchase or sell commodities or                        and purchase and sell options,
         commodity contracts or which invest                    forward contracts, futures
         in such programs, or to futures                        contracts, and options on futures
         contracts or options on futures                        contracts. This limitation does not
         contracts.                                             apply to foreign currency
                                                                transactions including without
                                                                limitation forward currency
                                                                contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.       The Fund may not purchase any                 4.       A Fund may not purchase any
         securities which would cause 25% or                    securities which would cause 25% or
         more of the value of its total                         more of the value of its total
         assets at the time of such purchase                    assets at the time of purchase to be
         to be invested in the securities of                    invested in the securities of one or
         one or more issuers conducting their                   more issuers conducting their
         principal business activities in the                   principal business activities in the
         same industry; provided, however,                      same industry, provided that (a)
         that (a) there is no limitation with                   there is no limitation with respect
         respect to investments in                              to obligations issued or guaranteed
         obligations issued or guaranteed by                    by the U.S. government, any state or
         the federal government and its                         territory of the United States, or
         agencies or instrumentalities; (b)                     any of their agencies,
         each utility (such as gas, gas                         instrumentalities or political
         transmission, electric and telephone                   subdivisions, and (b) assets may be
         service) will be considered a single                   invested in the securities of one or
         industry for purposes of this                          more diversified management
         policy; and (c) wholly-owned finance                   investment companies to the extent
         companies will be considered to be                     permitted by the 1940 Act.
         in the industries of their parents
         if their activities are primarily                      Notwithstanding the above
         related to financing the                               limitation, there is no limitation
                                                                with respect to investments by any
                                                                Money Market Fund in repurchase

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         activities of their parents.                           agreements, domestic bank
                                                                obligations and certain bank
                                                                obligations considered to be issued
                                                                by domestic banks pursuant to
                                                                regulations or pronouncements of the
                                                                SEC or its staff.

                                                                Notwithstanding the above
                                                                limitation, the Prime Fund will
                                                                invest more than 25% of its assets
                                                                in the banking and finance industry.

LIMITATION ON LENDING

5.       The Fund may not make loans, except           5.       A Fund may not make loans, except to
         investments in debt securities and                     the extent permitted by the 1940
         repurchase agreements.                                 Act.

LIMITATION ON BORROWING

6.       The Fund may not borrow money for             6.       A Fund may not borrow money, issue
         the purpose of obtaining investment                    senior securities or mortgage,
         leverage or issue senior securities                    pledge or hypothecate its assets
         (as defined in the 1940 Act),                          except to the extent permitted under
         provided that the Fund may borrow                      the 1940 Act.
         from banks for temporary purposes in
         an amount not exceeding 10% of the
         value of the total assets of the
         Fund; or mortgage, pledge or
         hypothecate any assets, except in
         connection with any such borrowing
         and in amounts not in excess of the
         lesser of the dollar amounts
         borrowed or 10% of the value of its
         total assets at the time of such
         borrowing. This

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         restriction shall not apply to (a)
         the sale of portfolio securities
         accompanied by a simultaneous
         agreement as to their repurchase, or
         (b) transactions in currency,
         options, futures contracts and
         options on futures contracts, or
         forward commitment transactions.

LIMITATION ON ISSUER CONCENTRATION

7.       The Fund may not purchase securities          7.       A Fund may not purchase securities
         (except securities issued by the                       (except securities issued or
         U.S. Government, its agencies or                       guaranteed by the U.S. Government,
         instrumentalities) if, as a result                     its agencies or instrumentalities)
         more than 5% of its total assets                       of any one issuer if, as a result,
         will be invested in the securities                     more than 5% of its total assets
         of any one issuer, except that up to                   will be invested in the securities
         25% of its total assets may be                         of such issuer or it would own more
         invested without regard to this 5%                     than 10% of the outstanding voting
         limitation; provided that all of the                   securities of such issuer, except
         assets of the Fund may be invested                     that (a) up to 25% of its total
         in another investment company.                         assets may be invested without
                                                                regard to these limitations; and (b)
         The Fund may not purchase securities                   a Fund's assets may be invested in
         of any issuer if as a result it                        the securities of one or more
         would own more than 10% of the                         diversified management investment
         voting securities of such issuer;                      companies to the extent permitted by
         provided that all of the assets of                     the 1940 Act.
         the Fund may be invested in another
         investment company.                                    Notwithstanding the foregoing
                                                                restriction, each of the Money
                                                                Market Funds, as a non-fundamental
                                                                policy, may invest without regard to

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                               the 5% limitation in securities
                                                               subject to certain guarantees and
                                                               certain money market fund securities
                                                               in accordance with Rule 2a-7 under
                                                               the 1940 Act or any successor rule,
                                                               and as otherwise permitted in
                                                               accordance with Rule 2a-7.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.       The Fund may not purchase securities          8.       Designate as non-fundamental and
         on margin (except for such short-                      restate as follows:
         term credits as may be necessary for
         the clearance of transactions), make                  A Fund may not sell securities
         short sales of securities or                          short, maintain a short position, or
         maintain a short position. For this                   purchase securities on margin,
         purpose, the deposit or payment by                    except for such short-term credits
         the Fund for initial or maintenance                   as may be necessary for the
         margin in connection with futures                     clearance of transactions. For this
         contracts is not considered to be                     purpose, the deposit or payment by
         the purchase or sale of a security                    the Fund for initial or maintenance
         on margin.                                            margin in connection with futures
                                                               contracts is not considered to be
                                                               the purchase or sale of a security
                                                               on margin.

LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

9.       The Fund may not purchase securities          9.       Designate as non-fundamental and
         of other investment companies to the                   restate as follows:
         extent prohibited by the 1940 Act.
                                                                A Fund may not purchase securities
                                                                of other investment companies except
                                                                as permitted by the 1940 Act.

                           SHORT-TERM GOVERNMENT FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
INVESTMENT OBJECTIVE

10.      The Fund seeks high current income            10.      Designate as non-fundamental and
         consistent with relative stability                     leave unchanged.
         of principal.

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.       The Funds may not underwrite the              1.       A Fund may not underwrite any issue
         securities of other issuers.                           of securities within the meaning of
                                                                the 1933 Act except when it might be
                                                                technically deemed to be an
                                                                underwriter either (a) in connection
                                                                with the disposition of a portfolio
                                                                security or (b) in connection with
                                                                the purchase of securities directly
                                                                from the issuer thereof in
                                                                accordance with its investment
                                                                objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.       The Funds may not purchase or sell            2.       A Fund may not purchase or sell real
         real estate (however, a Fund may, to                   estate, except a Fund may purchase
         the extent appropriate to its                          securities of issuers which deal or
         investment objective, purchase                         invest in real estate and may
         securities issued by companies                         purchase securities which are
         investing in real estate or                            secured by real estate or interests
         interests therein.                                     in real estate.

LIMITATION ON COMMODITY TRANSACTIONS

3.       None                                          3.       A Fund may not purchase or sell
                                                                commodities, except that a Fund may,
                                                                to the extent be consistent with its
                                                                investment objective, invest in
                                                                securities of companies that
                                                                purchase or sell commodities or
                                                                which invest in such programs, and
                                                                purchase and sell options, forward
                                                                contracts, futures contracts and
                                                                options on futures contracts. This

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                limitation does not apply to foreign
                                                                currency transactions including
                                                                without limitation forward currency
                                                                contracts.

LIMITATION ON INDUSTRY CONCENTRATION

         Prime Fund Only                                        Prime Fund and Treasury Fund

4.       The Fund may not purchase any                 4.       A Fund may not purchase any
         securities which would cause 25% or                    securities which would cause 25% or
         more of the Fund's total assets at                     more of the value of its total
         the time of purchase to be invested                    assets at the time of purchase to be
         in the securities of one or more                       invested in the securities of one or
         issuers conducting their principal                     more issuers conducting their
         business activities in the same                        principal business activities in the
         industry, provided that (a) there is                   same industry, provided that (a)
         no limitation with respect to                          there is no limitation with respect
         obligations issued or guaranteed by                    to obligations issued or guaranteed
         the U.S. Government, its agencies or                   by the U.S. government, any state or
         instrumentalities or domestic bank                     territory of the United States, or
         certificates of deposit, bankers'                      any of their agencies,
         acceptances and repurchase                             instrumentalities or political
         agreements secured by instruments of                   subdivisions, and (b) assets may be
         domestic branches of U.S. banks or                     invested in the securities of one or
         obligations of the U.S. Government,                    more diversified management
         its agencies or instrumentalities;                     investment companies to the extent
         (b) wholly-owned finance companies                     permitted by the 1940 Act.
         will be considered to be in the
         industries of their parents if their                   Notwithstanding the above
         activities are primarily related to                    limitation, there is no limitation
         financing the activities of the                        with respect to investments by any
         parents; and (c) the industry                          Money Market Fund in repurchase
                                                                agreements, domestic bank
                                                                obligations and certain bank
                                                                obligations

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         classification of utilities will be                    considered to be issued by domestic
         determined according to their                          banks pursuant to regulations or
         service. For example, gas, gas                         pronouncements of the SEC or its
         transmission, electric and gas,                        staff.
         electric and telephone will each be
         considered a separate industry.                        Notwithstanding the above
                                                                limitation, the Prime Fund will
                                                                invest more than 25% of its assets
                                                                in the banking and finance industry.

        Treasury Fund Only                                      Treasury Fund Only

5.       The Fund may not concentrate its              5.       See limitation listed in Number 4.
         investments in any particular
         industry (excluding obligations of
         the U.S. Government, obligations of
         domestic banks, and repurchase
         agreements), but if it is deemed
         appropriate for the achievement of
         its investment objective, up to 25%
         of the assets of the Fund (taken at
         market value at the time of each
         investment) may be invested in any
         one industry; provided, that nothing
         in this investment restriction shall
         affect the Fund's ability to invest
         a portion or all of its assets in a
         corresponding investment company
         with the same investment objective
         and policies.

LIMITATION ON LENDING

6.       The Funds may not make loans except           6.       A Fund may not make loans,
         that (i) a

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         Fund may purchase or hold debt                         except to the extent permitted by
         instruments and enter into                             the 1940 Act.
         repurchase agreements pursuant to
         its investment objective and
         policies, and (ii) the Prime Fund
         may lend portfolio securities.

LIMITATION ON BORROWING

7.       The Funds may not borrow money or             7.       A Fund may not borrow money, issue
         issue senior securities, except that                   senior securities or mortgage,
         each Fund may borrow from banks or                     pledge or hypothecate its assets
         enter into reverse repurchase                          except to the extent permitted under
         agreements to meet redemptions or                      the 1940 Act.
         for other temporary purposes in
         amounts up to 10% of its total
         assets at the time of such
         borrowing; or mortgage, pledge or
         hypothecate any assets except in
         connection with any such borrowing
         and in amounts not in excess of the
         lesser of the dollar amount borrowed
         or 10% of its total assets at the
         time of such borrowing; or purchase
         securities at any time after such
         borrowings (including reverse
         repurchase agreements) have been
         entered into and before they are
         repaid.

LIMITATION ON ISSUER CONCENTRATION

8.       The Funds may not purchase                    8.       A Fund may not purchase securities
         securities of any one issuer (other                    except securities issued or
         than obligations issued or                             guaranteed by the U.S. Government,
         guaranteed by the U.S. Government,                     its agencies or instrumentalities)
         its agencies                                           of

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         or instrumentalities) if immediately                   any one issuer if as a result more
         thereafter more than 15% of its                        than 5% of its total assets would be
         total assets would be invested in                      invested in securities of such
         certificates of deposit or bankers'                    issuer or it would own more than 10%
         acceptances of any one bank, or more                   of the outstanding voting securities
         than 5% of its total assets would be                   of such issuer except that (a) up to
         invested in other securities of any                    25% of the Fund's total assets may
         one bank or the securities of any                      be invested without regard to this
         other issuer (except that up to 25%                    limitation; and (b) a Fund's assets
         of the Fund's total assets may be                      may be invested in the securities of
         invested without regard to this                        one or more diversified management
         limitation).                                           investment companies to the extent
                                                                permitted by the 1940 Act.

                                                                Notwithstanding the foregoing
                                                                restriction, each of the Money
                                                                Market Funds, as a non-fundamental
                                                                policy, may invest without regard to
                                                                the 5% limitation in securities
                                                                subject to certain guarantees and
                                                                certain money market fund securities
                                                                in accordance with Rule 2a-7 under
                                                                the 1940 Act or any successor rule,
                                                                and as otherwise permitted in
                                                                accordance with Rule 2a-7.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

9.       The Funds may not purchase                    9.       Designate as non-fundamental and
         securities on margin, make short                       restate as follows:
         sales of securities or maintain a
         short position.                                        A Fund may not sell securities
                                                                short, maintain a short position, or
                                                                purchase securities on

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
                                                                margin, except for such short-term
                                                                credits as are necessary for the
                                                                clearance of transactions. For this
                                                                purpose, a deposit or payment by a
                                                                Fund for initial or maintenance
                                                                margin in connection with future
                                                                contracts is not considered to be
                                                                the purchase or sale of a security
                                                                on margin.

LIMITATION ON PURCHASING SECURITIES
OF COMPANIES FOR THE PURPOSE
OF EXERCISING CONTROL

10.      The Funds may not purchase                    10.      Designate as non-fundamental and
         securities of companies for the                        leave unchanged.
         purpose of exercising control.

LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

11.      The Funds may not acquire any other           11.      Designate as non-fundamental and
         investment company or investment                       restate as follows:
         company security except in
         connection with a merger,                              A Fund may purchase securities of
         consolidation, reorganization or                       other investment companies except as
         acquisition of assets.                                 permitted under the 1940 Act, and
                                                                the rules and regulations
                                                                thereunder.

LIMITATION ON ILLIQUID SECURITIES

12.      The Funds may not purchase                    12.      Designate as non-fundamental and
         securities without available market                    restate as follows:
         quotations which cannot be sold
         without registration or the filing                     A Fund may not invest more than 15%
         of a notification under federal or                     (10% with respect to the Money
         state securities laws, enter into                      Market Funds) of its net assets in
         repurchase                                             illiquid securities.

                          PRIME FUND AND TREASURY FUND

Current Fundamental Investment                         Proposed Fundamental
Limitation                                             Investment Limitation
----------                                             ---------------------
         agreements providing for settlement
         more than seven days after notice,
         or purchase any other securities
         deemed illiquid by the Directors if,
         as a result, such securities and
         repurchase agreements would exceed
         10% of the Fund's total assets.

CONCENTRATION POLICY

         Prime Fund Only                                        Prime Fund Only

13.      None                                          13.      Add the following fundamental
                                                                Investment policy:

                                                                The Fund will concentrate its
                                                                investments in obligations of the
                                                                banking and finance industries.

INVESTMENT OBJECTIVE - PRIME AND TREASURY FUND

14.      The Funds seek high current income            14.      Designate as non-fundamental and
         and stability of principal.                            restate as follows:

                                                                The Funds seek current income, a
                                                                stable share price and daily
                                                                liquidity.

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------

LIMITATION ON UNDERWRITING OF SECURITIES

1.      The Funds may not                    1.      A Fund may not underwrite
        underwrite securities                        any issue of securities
        issued by other persons,                     within the meaning of the
        except that all of the                       1933 Act except when it
        assets of a Fund may be                      might be technically
        invested in a                                deemed to be an
        corresponding investment                     underwriter either (a) in
        company with the same                        connection with the
        investment objective and                     disposition of a portfolio
        policies and except                          security or (b) in
        insofar as a Fund may                        connection with the
        technically be deemed an                     purchase of securities
        underwriter under the 1933                   directly from the issuer
        Act in selling a security.                   thereof in accordance with
                                                     its investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.      The Funds may not purchase           2.      A Fund may not purchase or
        or sell real estate                          sell real estate, except
        (including limited                           that a Fund may purchase
        partnership interests but                    securities of issuers
        excluding securities                         which deal or invest in
        secured by real estate or                    real estate and may
        interests therein),                          purchase securities which
        interests in oil, gas or                     are secured by real estate
        mineral leases,                              or interests in real
        commodities or commodity                     estate.
        contracts in the ordinary
        course of business (each
        Fund reserves the freedom
        of action to hold and to
        sell real estate acquired
        as a result of the
        ownership of securities by
        such Fund).

LIMITATION ON COMMODITY TRANSACTIONS

3.      None.                                3.      A Fund may not purchase or
                                                     sell commodities, except a
                                                     Fund may to the extent
                                                     consistent with its
                                                     investment objective,

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     invest in securities of
                                                     companies that purchase or
                                                     sell commodities or which
                                                     invest in such programs,
                                                     purchase and sell options,
                                                     forward contracts, futures
                                                     contracts, and options on
                                                     futures contracts.  This
                                                     limitation does not apply
                                                     to foreign currency
                                                     transactions including
                                                     without limitation forward
                                                     currency contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.      The Funds may not concentrate        4.      A Fund may not purchase
        its investments in any                       any securities which would
        particular industry (excluding               cause 25% or more of the
        obligations of the U.S.                      value of its total assets
        Government, obligations of                   at the time of purchase to
        domestic banks, and repurchase               be invested in the
        agreements), but if it is deemed             securities of one or more
        appropriate for the achievement              issuers conducting their
        of its investment objective, up              principal business
        to 25% of the assets of the Fund             activities in the same
        (taken at market value at the                industry, provided that
        time of each investment) may be              (a) there is no limitation
        invested in any one industry;                with respect to
        provided, that nothing in this               obligations issued or
        investment restriction shall                 guaranteed by the U.S.
        affect the Fund's ability to                 government, any state or
        invest a portion or all of its               territory of the United
        assets in a corresponding                    States, or any of their
        investment company with the same             agencies, instrumentali-
        investment objective and                     ties or political
        policies.                                    subdivisions, and (b)
                                                     assets may be invested in
                                                     the securities of one or
                                                     more diversified
                                                     management investment
                                                     companies to the extent
                                                     permitted by the 1940 Act.

                                                     Notwithstanding the above
                                                     limitation, there is no

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     limitation with respect to
                                                     investments by any Money
                                                     Market Fund in repurchase
                                                     agreements, domestic bank
                                                     obligations and certain
                                                     bank obligations considered
                                                     to be issued by domestic
                                                     banks pursuant to
                                                     regulations or
                                                     pronouncements of the SEC
                                                     or its staff.

                                                     Notwithstanding the above
                                                     limitation, the Prime Fund
                                                     will invest more than 25%
                                                     of its assets in the
                                                     banking and finance
                                                     industry.

LIMITATION ON LENDING

5.      The Funds may not make               5.      A Fund may not make loans,
        loans to other persons                       except to the extent
        except (a) through the                       permitted by the 1940 Act.
        lending of securities held
        by a Fund, (b) through the
        use of fixed time deposits
        or repurchase agreements
        or the purchase of short
        term obligations, or (c)
        by purchasing all or a
        portion of an issue of
        debt securities of types
        commonly distributed
        privately to financial
        institutions; for purposes
        of this investment
        restriction the purchase
        of short-term commercial
        paper or a portion of an
        issue of debt securities
        which are part of an issue
        to the public shall not be
        considered the making of a
        loan.

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
LIMITATION ON BORROWING

6.      The Funds may not borrow             6.      A Fund may not borrow
        money, except that as a                      money, issue senior
        temporary measure for                        securities or mortgage,
        extraordinary or emergency                   pledge or hypothecate its
        purposes, each Fund may                      assets except to the extent
        borrow from banks in an                      permitted under the 1940
        amount not to exceed 1/3                     Act.
        of the value of its net
        assets, including the
        amount borrowed; moreover,
        neither Fund may purchase
        any securities at any time
        at which borrowings exceed
        5% of the total assets of
        the Fund (taken at market
        value) (it is intended
        that each Fund would
        borrow money only from
        banks and only to
        accommodate requests for
        withdrawals while
        effecting an orderly
        liquidation of
        securities).

        The Funds may not issue any
        senior security (as that term is
        defined in the 1940 Act) if such
        issuance is specifically
        prohibited by the 1940 Act or
        the rules and regulations
        promulgated thereunder, except
        as appropriate to evidence a
        debt incurred without violating
        the above restriction regarding
        borrowing.

LIMITATION ON ISSUER CONCENTRATION

7.      The Funds may not purchase           8.      A Fund may not purchase
        securities of any one                        securities except

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        issuer (other than                           securities issued or
        obligations issued or                        guaranteed by the U.S.
        guaranteed by the U.S.                       Government, its agencies
        Government, its agencies                     or instrumentalities) of
        or instrumentalities) if                     any one issuer if as a
        immediately thereafter                       result more than 5% of its
        more than 15% of its total                   total assets would be
        assets would be invested                     invested in securities of
        in certificates of deposit                   such issuer or it would
        or bankers' acceptances of                   own more than 10% of the
        any one bank, or more than                   outstanding voting
        5% of its total assets                       securities of such issuer
        would be invested in other                   except that (a) up to 25%
        securities of any one bank                   of the Fund's total assets
        or the securities of any                     may be invested without
        other issuer (except that                    regard to this limitation;
        up to 25% of the Fund's                      and (b) a Fund's assets
        total assets may be                          may be invested in the
        invested without regard to                   securities of one or more
        this limitation).                            diversified management
                                                     investment companies to
                                                     the extent permitted by
                                                     the 1940 Act.

                                                     Notwithstanding the
                                                     foregoing restriction, each
                                                     of the Money Market Funds,
                                                     as a non-fundamental
                                                     policy, may invest without
                                                     regard to the 5% limitation
                                                     in securities subject to
                                                     certain guarantees and
                                                     certain money market
                                                     fund securities in
                                                     accordance with Rule
                                                     2a-7 under the 1940 Act
                                                     or any successor rule,
                                                     and as otherwise
                                                     permitted in accordance
                                                     with Rule 2a-7.

LIMITATION ON SHORT SALES AND PURCHASING SECURITIES ON MARGIN

8.      The Funds may not purchase           7.      A Fund may not sell
        any security or evidence                     securities short, maintain
        of interest therein on                       a short position or

                     GOVERNMENT FUND AND TREASURY ONLY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        margin, except that a Fund                   purchase on margin, except
        may obtain such short term                   for such short term credit
        credit as may be necessary                   as are necessary for the
        for the clearance of                         clearance of transactions.
        purchases and sales of                       For this purpose, a
        securities.                                  deposit or payment by a
                                                     Fund for initial or
                                                     maintenance margin in
                                                     connection with future
                                                     contracts is not
                                                     considered to be the
                                                     purchase or sale of a
                                                     security on margin.

LIMITATION ON ILLIQUID SECURITIES

9.      The Funds may not invest             8.      A Fund may not invest more
        more than 10% of the                         than 15% (10% with respect
        Fund's net assets in                         to the Money Market Funds)
        securities that are not                      of its net assets in
        readily marketable (such                     illiquid securities.
        as repurchase agreements
        maturing in more than
        seven days).  If changes
        in the markets of certain
        securities cause a Fund to
        exceed such 10% limit, the
        Fund will take steps to
        bring the aggregate amount
        of its illiquid securities
        back below 10% of its net
        assets.

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.      The Fund may not                     1.      A Fund may not underwrite
        underwrite any issue of                      any issue of securities
        securities, except to the                    within the meaning of the
        extent that the purchase                     1933 Act except when it
        of securities directly                       might be technically
        from the issuer thereof in                   deemed to be an
        accordance with the Fund's                   underwriter either (a) in
        investment objective,                        connection with the
        policies and limitations                     disposition of a portfolio
        may be deemed to be                          security or (b) in
        underwriting.                                connection with the
                                                     purchase of securities
                                                     directly from the issuer
                                                     thereof in accordance with
                                                     its investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.      The Fund may not purchase            2.      A Fund may not purchase or
        or sell real estate,                         sell real estate, except
        except that the Fund may,                    that a Fund may purchase
        to the extent appropriate                    securities of issuers
        to its investment                            which deal or invest in
        objective, invest in                         real estate and may
        securities issued by                         purchase securities which
        companies which invest in                    are secured by real estate
        real estate or interests                     or interests in real
        therein.                                     estate.

LIMITATION ON COMMODITY TRANSACTIONS

3.      The Fund may not purchase            3.      A Fund may not purchase or
        or sell commodities or                       sell commodities, except
        commodity contracts, or                      that a Fund may, to the
        invest in oil, gas or                        extent consistent with its
        mineral exploration or                       investment objective,
        development programs,                        invest in securities of
        except that the Fund may,                    companies that purchase or
        to the extent appropriate                    sell commodities or which
        to its investment                            invest in such programs
        objective, invest in                         and purchase and sell
        securities issued by                         options, forward
        companies which purchase                     contracts, futures
        or sell commodities or                       contracts, and options on

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        commodity contracts or                       futures contracts.  This
        which invest in such                         limitation does not apply
        programs.                                    to foreign currency
                                                     transactions including
                                                     without limitation forward
                                                     currency contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.      The Fund may not purchase            4.      A Fund may not purchase
        any securities which would                   any securities which would
        cause 25% or more of the                     cause 25% or more of the
        value of its total assets                    value of its total assets
        at the time of such                          at the time of purchase to
        purchase to be invested in                   be invested in the
        the securities of one or                     securities of one or more
        more issuers conducting                      issuers conducting their
        their principal business                     principal business
        activities in the same                       activities in the same
        industry; provided,                          industry, provided that
        however, that (a) there is                   (a) there is no limitation
        no limitation with respect                   with respect to
        to investments in                            obligations issued or
        Municipal Securities or                      guaranteed by the U.S.
        obligations issued or                        government, any state or
        guaranteed by the Federal                    territory of the United
        Government and its                           States, or any of their
        agencies and                                 agencies, instrumentali-
        instrumentalities;                           ties or political
        (b) although there is no                     subdivisions, and (b)
        limitation with respect to                   assets may be invested in
        investments in                               the securities of one or
        certificates of deposit                      more diversified
        and bankers' acceptances                     management investment
        issued by domestic                           companies to the extent
        branches of United States                    permitted by the 1940 Act.
        banks, no more than 10% of
        the total value of the                       Notwithstanding the above
        Fund's assets at the time                    limitation, there is no
        of purchase may be                           limitation with respect to
        invested in certificates                     investments by any Money
        of deposit and bankers'                      Market Fund in repurchase
        acceptances issued by                        agreements, domestic bank
        domestic branches of                         obligations and certain
        foreign banks and no more                    bank obligations considered
        than 25% of the total                        to be issued by

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        value of the Fund's assets                   domestic banks pursuant to
        at the time of purchase                      regulations or
        may be invested in                           pronouncements of the SEC
        certificates of deposit                      or its staff.
        and bankers' acceptances
        issued by domestic                           Notwithstanding the above
        branches of foreign banks                    limitation, the Prime Fund
        and foreign branches of                      will invest more than 25%
        domestic banks; (c) each                     of its assets in the
        utility service (such as                     banking and finance
        gas, gas transmission,                       industry.
        electric and telephone
        service) will be
        considered a single
        industry for purposes of
        this policy; and
        (d) wholly-owned finance
        companies will be
        considered to be in the
        industries of their
        parents if their
        activities are primarily
        related to financing the
        activities of their
        parents.

LIMITATION ON LENDING

5.      The Fund may not make                5.      A Fund may not make loans,
        loans, except that the                       except to the extent
        Fund may purchase or hold                    permitted by the 1940 Act.
        debt obligations in
        accordance with its
        investment objective,
        policies and limitations,
        and may enter into
        repurchase agreements with
        respect to securities.

LIMITATION ON BORROWING

6.      The Fund may not borrow              6.      A Fund may not borrow
        money except from banks                      money, issue senior
        for temporary purposes and                   securities or mortgage,
        in amounts not in excess                     pledge or hypothecate its
        of 10% of the value of the                   assets except to the

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        Fund's total assets at the                   extent permitted under the
        time of such borrowing, or                   1940 Act.
        mortgage, pledge or
        hypothecate any assets
        except in connection with
        any such borrowing and in
        amounts not in excess of
        the lesser of the dollar
        amounts borrowed or 10% of
        the value of the Fund's
        total assets at the time
        of such borrowing.  (This
        borrowing provision is not
        for investment leverage,
        but solely to facilitate
        management of the Fund's
        portfolio by enabling the
        Fund to meet redemption
        requests when the
        liquidation of portfolio
        securities is deemed to be
        disadvantageous or
        inconvenient.  The Fund
        will not purchase any
        securities while
        borrowings are
        outstanding.  Interest
        paid on borrowed funds
        will reduce the net
        investment income of the
        Fund.)

LIMITATION ON ISSUER CONCENTRATION

7.      The Fund may not purchase            7.      A Fund may not purchase
        the securities of any                        the securities (except
        issuer if as a result more                   securities issued by the
        than 5% of the value of                      U.S. Government, its
        the Fund's total assets                      agencies or
        would be invested in the                     instrumentalities) if as a
        securities of such issuer,                   result more than 5% of the
        except that up to 25% of                     value of its total assets
        the value of the Fund's                      would be invested in the
        total assets may be                          securities of one issuer
        invested without regard to                   or it would own more than
        this 5% limitation.                          10% of the outstanding

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        Securities issued or                         voting securities of such
        guaranteed by the United                     issuer, except that (a) up
        States Government or its                     to 25% of the value of the
        agencies or                                  Fund's total assets may be
        instrumentalities are not                    invested without regard to
        subject to this investment                   this 5% limitation; and
        limitation.  For purposes                    (b) a Fund's assets may be
        of this limitation and the                   invested in the securities
        Fund's policy on                             of one or more diversified
        concentration of                             investment management
        investments set forth in                     companies to the extent
        the Prospectus, a                            permitted by the 1940 Act.
        governmental agency,
        authority, instrumentality                   Notwithstanding the
        or other political                           foregoing restriction, each
        subdivision is deemed to                     of the Money Market Funds
        be an issuer, separate                       may, as a non-fundamental
        from the government                          policy, invest without
        creating such subdivision,                   regard to the 5% limitation
        if the security issued by                    in securities subject to
        such subdivision is backed                   certain guarantees and
        only by the assets and                       certain money market fund
        revenues of the                              securities in accordance
        subdivision, and a                           with Rule 2a-7 under the
        guarantee of a security is                   1940 Act or any successor
        not deemed to be a                           rule, and as otherwise
        security issued by the                       permitted in accordance
        guarantor, provided that                     with Rule 2a-7.
        no more than 10% of the
        value of the Fund's total
        assets is invested in
        securities issued or
        guaranteed by such
        guarantor.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES ON MARGIN

8.      The Fund may not purchase            8.      Designate as non-
        securities on margin, make                   fundamental and restate as
        short sales of securities                    follows:
        or maintain a short
        position.                                    A Fund may not sell
                                                     securities short, maintain
                                                     a short position, or
                                                     purchase securities on
                                                     margin, except for such

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     short-term credits as are
                                                     necessary for the clearance
                                                     of transactions. For this
                                                     purpose, a deposit or
                                                     payment by a Fund for
                                                     initial or maintenance
                                                     margin in connection with
                                                     future contracts is not
                                                     considered to be the
                                                     purchase or sale of a
                                                     security on margin.

LIMITATION ON PURCHASING SECURITIES
OF OTHER INVESTMENT COMPANIES

9.      The Fund may not purchase            9.      Designate as non-
        securities of other                          fundamental and restate as
        investment companies,                        follows:
        except in connection with
        a merger, consolidation,                     A Fund may not purchase
        acquisition or                               securities of other
        reorganization.                              investment companies,
                                                     except as permitted under
                                                     the 1940 Act.

LIMITATION ON ILLIQUID SECURITIES

10.     The Fund may not invest              10.     Designate as non-
        more than 10% of the value                   fundamental and restate as
        of its total assets in                       follows:
        securities with legal or
        contractual restrictions                     A Fund may not invest more
        on resale (including                         than 15% (10% with respect
        repurchase agreements with                   to the Money Market Funds)
        terms greater than seven                     of its net assets in
        days).                                       illiquid securities.

LIMITATION ON WRITING AND SELLING PUTS,
CALLS, STRADDLES OR SPREADS

11.     The Fund may not write or            11.     Designate as non-
        sell puts, calls,                            fundamental and restate as
        straddles, spreads or                        follows:
        combinations thereof.

                                                     A Fund may not write or
                                                     sell puts, calls,

                              TAX EXEMPT MONEY FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     straddles, spreads or
                                                     combinations thereof except
                                                     that a Fund may acquire
                                                     standby commitments and may
                                                     enter into futures
                                                     contracts and options in
                                                     accordance with its
                                                     investment objectives.

LIMITATION ON INVESTMENT IN MUNICIPAL
SECURITIES

12.     Under normal                         12.     Designate as non-
        circumstances, the Fund                      fundamental and leave
        may not invest less than                     unchanged.
        80% of its total assets in
        Municipal Securities
        (other than private
        activity bonds the
        interest on which may be
        subject to the federal
        alternative minimum tax).

INVESTMENT OBJECTIVE - TAX-EXEMPT
MONEY FUND

13.     The Fund seeks as high a level       13.     Designate as
        of current interest income                   non-fundamental and restate
        free of federal income tax as                as follows: The Fund seeks
        is consistent with the                       current income exempt from
        relative stability of                        federal income taxes, a
        principal.                                   stable share price and
                                                     daily liquidity.

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
LIMITATION ON UNDERWRITING OF SECURITIES

1.      The Fund may not                     1.      A Fund may not underwrite
        underwrite the securities                    securities within the
        of other issuers.                            meaning of the 1933 Act
                                                     except when it might be
                                                     technically deemed to be
                                                     an underwriter either (a)
                                                     in connection with the
                                                     disposition of a portfolio
                                                     security or (b) in
                                                     connection with the
                                                     purchase of securities
                                                     directly from the issuer
                                                     thereof in accordance with
                                                     its investment objective.

LIMITATION ON REAL ESTATE TRANSACTIONS

2.      The Fund may not purchase            2.      A Fund may not purchase or
        or sell real estate                          sell real estate, except
        (however, a Fund may, to                     that a Fund may purchase
        the extent appropriate to                    securities of issuers
        its investment objective,                    which deal or invest in
        purchase securities issued                   real estate and may
        by companies investing in                    purchase securities which
        real estate or interests                     are secured by real estate
        therein and the Fund may                     or interests in real
        purchase Municipal                           estate.
        Securities secured by real
        estate or interests
        therein).

LIMITATION ON COMMODITY TRANSACTIONS

3.      The Fund may not purchase            3.      A Fund may not purchase or
        or sell commodity                            sell commodities, except
        contracts, or invest in                      that a Fund may to the
        oil, gas or mineral                          extent consistent with its
        exploration or development                   investment objective,
        programs (however, the                       invest in securities of
        Fund may, to the extent                      companies that purchase or
        appropriate to its                           sell commodities or which
        investment objective,                        invest in such programs

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        purchase publicly traded                     and purchase and sell
        securities of companies                      options, forward
        engaging in whole or in                      contracts, futures
        part in such activities).                    contracts, and options on
                                                     futures contracts.  This
                                                     limitation does not apply
                                                     to foreign currency
                                                     transactions including
                                                     without limitation forward
                                                     currency contracts.

LIMITATION ON INDUSTRY CONCENTRATION

4.      The Fund may not purchase            4.      A Fund may not purchase
        any securities which would                   any securities which would
        cause 25% or more of the                     cause 25% or more of the
        Fund's total assets at the                   value of its total assets
        time of purchase to be                       at the time of purchase to
        invested in the securities                   be invested in the
        of one or more issuers                       securities of one or more
        conducting their principal                   issuers conducting their
        business activities in the                   principal business
        same industry, provided                      activities in the same
        that this limitation shall                   industry, provided that
        not apply to Municipal                       (a) there is no limitation
        Securities or governmental                   with respect to
        guarantees of Municipal                      obligations issued or
        Securities; and provided,                    guaranteed by the U.S.
        further, that for the                        government, any state or
        purpose of this limitation                   territory of the United
        only, industrial                             States, or any of their
        development bonds that are                   agencies, instrumentali-
        backed only by the assets                    ties or political
        and revenues of a non-                       subdivisions, and (b)
        governmental user shall                      assets may be invested in
        not be deemed to be                          the securities of one or
        Municipal Securities.                        more diversified
                                                     management investment
                                                     companies to the extent
                                                     permitted by the 1940 Act.

                                                     Notwithstanding the above
                                                     limitation, there is no
                                                     limitation with respect to
                                                     investments by any Money
                                                     Market Fund in repurchase

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     agreements, domestic bank
                                                     obligations and certain
                                                     bank obligations considered
                                                     to be issued by domestic
                                                     banks pursuant to
                                                     regulations or
                                                     pronouncements of the SEC
                                                     or its staff.

                                                     Notwithstanding the above
                                                     limitation, the Prime Fund
                                                     will invest more than 25%
                                                     of its assets in the
                                                     banking and finance
                                                     industry.

LIMITATION ON LENDING

5.      The Fund may not make loans          5.      A Fund may not make loans,
        except that (i) the Fund                     except to the extent
        may purchase or hold debt                    permitted by the 1940 Act.
        instruments and enter into
        repurchase agreements
        pursuant to its investment
        objective and policies.

LIMITATION ON BORROWING

6.      The Fund may not borrow              6.      A Fund may not borrow
        money or issue senior                        money, issue senior
        securities, except that                      securities or mortgage,
        the Fund may borrow from                     pledge or hypothecate its
        banks or enter into                          assets except to the extent
        reverse repurchase                           permitted under the 1940
        agreements to meet                           Act.
        redemptions or for other
        temporary purposes in
        amounts up to 10% of its
        total assets at the time
        of such borrowing; or
        mortgage, pledge or
        hypothecate any assets
        except in connection with
        any such borrowing and in
        amounts not in excess of
        the lesser of the dollar

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
        amounts borrowed or 10% of
        its total assets at the
        time of such borrowing.

        The Fund may not purchase
        securities while its
        borrowings (including
        reverse repurchase
        agreements) are
        outstanding.

LIMITATION ON ISSUER CONCENTRATION

7.      The Fund may not purchase            7.      Designate as non-
        the securities of any                        fundamental and restate as
        issuer if as a result more                   follows:
        than 5% of the value of
        the Fund's total assets                      The Fund may not purchase
        would be invested in the                     the securities of any
        securities of such issuer,                   issuer if as a result more
        except that (a) up to 50%                    than 5% of the value of the
        of the value of the Fund's                   Fund's total assets would
        total assets may be                          be invested in the
        invested without regard to                   securities of such issuer,
        this 5% limitation                           except that (a) up to 50%
        provided that no more than                   of the value of the Fund's
        25% of the value of the                      total assets may be
        Fund's total assets are                      invested without regard to
        invested in the securities                   this 5% limitation provided
        of any one issuer and                        that no more than 25% of
        (b) this 5% limitation                       the value of the Fund's
        does not apply to                            total assets are invested
        securities issued or                         in the securities of any
        guaranteed by the                            one issuer and (b) a Fund's
        U.S. Government, its                         assets may be invested in
        agencies or                                  the securities of one or
        instrumentalities.                           more diversified management
                                                     investment companies to the
                                                     extent permitted by the
                                                     1940 Act.

                                                     Notwithstanding the
                                                     foregoing restriction, the
                                                     California Tax Exempt Money
                                                     Market Fund may invest
                                                     without regard to

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------
                                                     the 5% limitation in
                                                     securities subject to
                                                     certain guarantees and
                                                     certain money market fund
                                                     securities in accordance
                                                     with Rule 2a-7 under the
                                                     1940 Act or any successor
                                                     rule, and as otherwise
                                                     permitted in accordance
                                                     with Rule 2a-7.

LIMITATION ON SHORT SALES AND PURCHASING
SECURITIES OR MARGIN

8.      The Fund may not purchase            8.      Designate as non-
        securities on margin, make                   fundamental and restate as
        short sales of securities                    follows:
        or maintain a short
        position.                                    A Fund may not sell
                                                     securities short, maintain
                                                     a short position, or
                                                     purchase securities on
                                                     margin, except for such
                                                     short-term credits as one
                                                     necessary for the clearance
                                                     of transactions. For this
                                                     purpose, a deposit or
                                                     payment by a Fund for
                                                     initial or maintenance
                                                     margin in connection with
                                                     future contracts is not
                                                     considered to be the
                                                     purchase or sale of a
                                                     security on margin.

LIMITATION ON PURCHASING SECURITIES OF
COMPANIES FOR THE PURPOSE OF EXERCISING
CONTROL

9.      The Fund may not purchase            9.      Designate as non-
        securities of companies                      fundamental and leave
        for the purpose of                           unchanged.
        exercising control.

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------

LIMITATION ON PURCHASING SECURITIES OF
OTHER INVESTMENT COMPANIES

10.     The Fund may not acquire             10.     Designate as non-
        any other investment                         fundamental and restate as
        company or investment                        follows:
        company security except in
        connection with a merger,                    A Fund may not purchase
        consolidation,                               securities of other
        reorganization or                            investment companies except
        acquisition of assets.                       as permitted under the 1940
                                                     Act.

LIMITATION ON INVESTMENTS IN PUTS, CALLS,
STRADDLES AND SPREADS

11.     The Fund may not write or            11.     Designate as non-
        sell puts, calls,                            fundamental and restate as
        straddles, spreads, or                       follows:
        combinations thereof
        except that the Fund may                     A Fund may not write or
        acquire stand-by                             sell puts, calls,
        commitments with respect                     straddles, spreads or
        to its Municipal                             combinations thereof except
        Securities.                                  that a Fund may acquire
                                                     standby commitments and may
                                                     enter into futures
                                                     contracts and options in
                                                     accordance with its
                                                     investment objective.

LIMITATION ON INVESTMENT IN UNSEASONED
ISSUERS

12.     The Fund may not invest in           12.     This fundamental
        industrial revenue bonds                     investment limitation will
        where the payment of                         be eliminated.
        principal and interest are
        the responsibility of a
        company (including its
        predecessors) with less
        than three years of
        continuous operation.

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Current Fundamental Investment               Proposed Fundamental
Limitation                                   Investment Limitation
------------------------------               ---------------------

INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

13.     The Fund may not under               13.     Designate as non-
        normal market conditions                     fundamental and leave
        invest less than 80% of                      unchanged.
        its net assets in
        California Municipal
        Securities.

INVESTMENT OBJECTIVE - CALIFORNIA
TAX-EXEMPT MONEY MARKET FUND

14.     The Fund seeks as high a             14.     Designate as non-
        level of current interest                    fundamental and restate as
        income free of federal                       follows:  The Fund seeks
        income tax and California                    current income free of
        state personal income tax                    federal income tax and
        as is consistent with the                    California state personal
        preservation of capital                      tax, a stable share price,
        and relative stability of                    and daily liquidity.
        principal.

                           PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S PRIME FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to approve or disapprove a new fundamental investment limitation of the Prime Fund regarding investment concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------           ------------------------
      SIGNATURE                                     DATE


--------------------------------           ------------------------
      SIGNATURE (JOINT OWNER)                       DATE

                           PACIFIC HORIZON FUNDS, INC.
                                  TREASURY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TREASURY FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                               TREASURY ONLY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TREASURY ONLY FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a)  limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    -------------------------
      SIGNATURE                               DATE


--------------------------------    -------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                                 GOVERNMENT FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S GOVERNMENT FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    -------------------------
      SIGNATURE                              DATE


--------------------------------    -------------------------
      SIGNATURE (JOINT OWNER)                DATE

                           PACIFIC HORIZON FUNDS, INC.
                              TAX-EXEMPT MONEY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S TAX-EXEMPT MONEY FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (l) policy on investment in municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                     CALIFORNIA TAX-EXEMPT MONEY MARKET FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CALIFORNIA TAX-EXEMPT MONEY MARKET FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (m) policy on investment in California municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                             INTERMEDIATE BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S INTERMEDIATE BOND FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                               CORPORATE BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CORPORATE BOND FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                              DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                DATE

                           PACIFIC HORIZON FUNDS, INC.
                         U.S. GOVERNMENT SECURITIES FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND _____, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S U.S. GOVERNMENT SECURITIES FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (i) policy on investment in GNMA certificates.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                               CAPITAL INCOME FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CAPITAL INCOME FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (j) policy on investment in convertible securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                          NATIONAL MUNICIPAL BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S NATIONAL MUNICIPAL BOND FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                         CALIFORNIA TAX-EXEMPT BOND FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S CALIFORNIA TAX-EXEMPT BOND FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on unseasoned issuers.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (k) policy on investment in California municipal securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                           SHORT TERM GOVERNMENT FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT A ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S SHORT-TERM GOVERNMENT FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                              ASSET ALLOCATION FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S ASSET ALLOCATION FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                                 BLUE CHIP FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT ____ A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S BLUE CHIP FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on transactions in certain securities by Board members.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(7) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE

      NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE

                           PACIFIC HORIZON FUNDS, INC.
                            INTERNATIONAL EQUITY FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT 9:00 A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S INTERNATIONAL EQUITY FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings


(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on put, call, straddle and spread transactions.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                               DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                 DATE

                           PACIFIC HORIZON FUNDS, INC.
                             AGGRESSIVE GROWTH FUND


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON FUNDS, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998, AT ____ A.M. EASTERN TIME, AT THE OFFICES OF THE COMPANY AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      THE UNDERSIGNED HEREBY APPOINTS ______ AND ______, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED ANNUAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES EVIDENCING INTERESTS IN THE COMPANY'S AGGRESSIVE GROWTH FUND HELD OF RECORD BY THE UNDERSIGNED ON MARCH 24, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)   Election of Directors:

      [ ] For all nominees listed below (except as marked to the contrary below)

      [ ]   Withhold authority to vote for all nominees listed below
            INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

            L.B. Auerbach    E.S. Bottum      D.B. Fletcher      J.W. Glynn, Jr.
            R.E. Greeley     J.K. Peterson    A.P. Pilara, Jr.   C.J Pings

(2) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and Robertson, Stephens & Company Investment Management, L.P.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3)   Proposal to approve or disapprove an amendment to the Company's Charter.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) Proposal to approve or disapprove changes to the following fundamental investment limitations of the Fund:

      (a) limitation on underwriting of securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on real estate transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on commodity transactions;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (d) limitation on industry concentration;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on lending;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (f) limitation on borrowing and issuance of senior securities;

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (g) limitation on issuer concentration.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(5) Proposal to approve or disapprove certain changes to the following fundamental investment policies and limitations, including a change to make all of such policies and limitations non-fundamental:

      (a) limitation on short sales and purchasing securities on margin.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (b) limitation on purchasing securities of companies for the purpose of exercising control.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (c) limitation on purchasing securities of other investment companies.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (e) limitation on illiquid securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      (h) policy on investment in equity securities.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(6) Proposal to approve or disapprove a change in the fundamental investment objective to a non-fundamental investment objective.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(8) Proposal to ratify or reject the selection of Price Waterhouse LLP as the Company's independent accountant for the fiscal year ending February 28, 1999.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(9) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------    ---------------------------
      SIGNATURE                                DATE


--------------------------------    ---------------------------
      SIGNATURE (JOINT OWNER)                  DATE